UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): October 14, 2020

BioQuest Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-186461	99-0378854
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3700 Campus Drive, Suite 206

Newport Beach, CA 92660

(Address of principal executive offices)

Phone: (714) 978-4425

(Registrant’s telephone number)

(Former Name or Former Address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Securities to be registered pursuant to Section 12g of the Act:

Title of each class
Common Stock

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

[ ]	Large accelerated filer	[ ]	Accelerated filer
[X]	Non-accelerated filer	[X]	Smaller reporting company
		[ ]	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This report contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled “Description of Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include but are not limited to; the factors described in the section captioned “Risk Factors” below. In some cases, you can identify forward-looking statements by terms such as “anticipates”, “believes”, “could”, “estimates”, “expects”, “intends”, “may”, “plans”, “potential”, “predicts”, “projects”, “should”, “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements include, among other things, statements relating to:

●	our anticipated growth strategies and our ability to manage the expansion of our business operations effectively;

●	our ability to keep up with rapidly changing technologies and evolving industry standards;

●	our ability to source our needs for skilled employees;

●	the loss of key members of our senior management; and

●	uncertainties with respect to the legal and regulatory environment surrounding our technologies.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this report. You should read this report and the documents that we reference and filed as exhibits to this report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

As used in this current report, the terms the “Company”, “BioQuest”, “we”, “us” and “our” refer to Bioquest, Corp., a Nevada company, which has become part of our Company upon the closing of the transactions discussed below.

FORM 10 DISCLOSURE

As disclosed elsewhere in this report, on October 10, 2019, there was a change in control of the registrant and the focus of the Company’s business was changed. Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as we were immediately before the Change of Control disclosed under Item 5.01 and the Departure and Appointment of Officers disclosed under Item 5.02, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10.

Accordingly, we are providing below the information that would be included in a Form 10 if we were to file a Form 10. Please note that the information provided below relates to the new business after the acquisition of control shares from Algonquin Partners, Inc.

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DESCRIPTION OF BUSINESS

Our Corporate History and Background

BioQuest Corp. (the “Company”, “BQST”, “we”, “us” or “our”) was incorporated in Nevada on May 17, 2011 under the name of Renaissance Films Inc. and intended to produce documentary films. On September 26, 2011, the Company changed its name to Sedition Films Inc.

On April 7, 2014, the Company experienced a change in control. Conseil Plumage Blanc Ltd. (“CPB”) acquired a majority of the issued and outstanding common stock of the Company in accordance with a stock purchase agreement by and between CPB and Jesse Lawrence, the Company’s former director and majority shareholder. On the closing date, April 7, 2014, pursuant to the terms of the Stock Purchase Agreement, CPB purchased from Jesse Lawrence 4,000,000 shares of the Company’s outstanding common stock for $375,000. As a result of the change in control, CPB owned a total of 4,000,000 shares of the Company’s common stock representing 74%.

On April 9th, 2014, Mr. Jesse Lawrence resigned as the Company’s director, and all other positions held by him. The resignation was not the result of any disagreement with the Company or any matter relating to the Company’s operations, policies or practices. On the same date, Mr. Philippe Germain and Mr. Antonio Treminio were appointed as directors.

On June 20th, 2014, FINRA granted final approval of Change of Name, a 10:1 Forward Stock Split & Ticker Symbol of the Corporation from Sedition Films Inc. to SELECT-TV SOLUTIONS INC., with the new Ticker Symbol of “SELT”. Said approval was predicated upon Select-TV Solution Inc.’s approved Corporate changes in its domicile of Nevada. The new Ticker Symbol became effective on July 21st, 2014.

On July 7, 2014, the company’s shareholders appointed Mr. Geoffrey P. Mott as the Company’s Chief Executive Officer.

On July 31, 2014, the Company and Select-TV Solutions (USA), Inc. entered into a binding merger agreement whereby all of the right, title, and interest in all of the assets, properties, and associated rights that are used or held for use of Select-TV Solutions (USA), Inc. be automatically transferred to the Company free and clear of any and all liens. The assets of Select-TV Solutions (USA), Inc. consist primarily of its sublicense giving it the right to carry on the Select-TV Business, Intellectual Property, Trademarks, trade Names and Copyrights and Trade Secrets.

On August 29, 2014, Antonio Treminio resigned as a director. Additionally, on this date, Mr. Eric Gareau and Mr. Christian Trudeau were added to the board of directors.

On February 19, 2015, our wholly owned subsidiary, Select-TV USA Holdings, Inc. entered into an Asset Purchase Agreement with JIFM Holdings, LLC (“JIFM”).

On March 1, 2015, our wholly owned subsidiary, Select-TV USA Holdings, Inc. entered into an Asset Purchase Agreement with MyStay, Inc. (“MyStay”) and Brooks Pickering for the immediate sale of certain assets of MyStay.

On May 16, 2019, the District Court of Clark County, issued a Court Order Granting Application for the Appointment of Joseph Arcaro as Custodian of the Company (“Court Order”).

On May 23, 2019, the Company was reinstated and brought back to good standing with the State of Nevada, as required by the Court Order by its sole officer and director, Joseph Arcaro.

On August 6, 2019, our sole officer and director, submitted to the District Court of Clark County the quarterly report as requested; wherein, it states that Mr. Arcaro had completed the requested actions of the court on behalf of the Company.

On October 10, 2019, Pillar Marketing Group, Inc., an California Corporation, acquired control of Two Hundred Seventy Million (270,000,000) shares of the Common Stock of the Company, representing approximately 60% of the Company’s total issued and outstanding Common Stock, from Algonquin Partners, Inc., a California Corporation, in exchange for $140,000, per the terms of a Stock Purchase Agreement (the “Stock Purchase Agreement”) by and between Algonquin Partners, Inc.., and Pillar Marketing Group, Inc.

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On October 10, 2019, Mr. Joseph Acaro, resigned from all of his positions with the Company and appointed Thomas Hemingway to the Company’s Board of Directors and as the Company’s Chief Executive Officer

On October 10, 2019, Michael Krall was appointed as the Company’s President and to the Company’s Board of Directors.

On October 10, 2019, David Noyes was appointed as the Company’s as the Chief Financial Officer.

On October 10, 2019, Robert Orbach was appointed as the Company’s Independent Director and to the Company’s Board of Directors.

On October 10, 2019, Jeffery Donnell was appointed as the Company’s Executive Vice President and to the Company’s Board of Directors.

On October 11, 2019, the Company with the approval of its board of directors and its majority shareholders by written consent in lieu of a meeting, filed a Certificate of Amendment (the “Certificate of Amendment”) with the Secretary of State of Nevada. As a result of the Certificate of Amendment, the Company has, among other things, (i) changed its name to “BioQuest, Corp.”, and (ii) authorized a Reverse split (the “Reverse Split”) of its issued and authorized common shares, whereby every Two Thousand (2,000) old shares of common stock was exchanged for One (1) new share of the Company’s common stock. As a result, once the Reverse Split is declared effective by the Financial Industry Regulatory Authority (“FINRA”), the issued and outstanding shares of common stock will decrease from Four Hundred Seventy Four Million Two Hundred Fifty Four Thousand Five Hundred Eighty Five (474,254,585) common shares prior to the Reverse Split to Two Hundred Thirty Seven Thousand Two Hundred Thirty Three (237,233) common shares following the Reverse Split. Fractional shares will be rounded upward. The Reverse Split shares are payable upon the surrender of certificates to the Company’s transfer agent.

On November 14, 2019, FINRA approved of our proposed corporate action, changing the Corporate name, 2,000 to 1 Reverse Split and Symbol Change.

Exclusively Hemp Derived CBD Products:

Our BioQuest products’ that include CBD ingredients will be derived from hemp. CBD hemp oil is extracted from the hemp plant, the varieties that are naturally abundant in CBD and low in THC. A specialized extraction process is used to yield highly concentrated CBD oil that also contains other potentially nutritious materials such as omega-3 fatty acids, terpenes (a class of organic compounds which when modified are used in a variety of medicines and alternative medicines such as aromatherapy), vitamins, chlorophyll, and amino acids. Our proposed products have no THC (less than .03 percent) and are parasite-free.

Our proposed Hemp-derived CBD products contain no more than 0.3 percent of THC. We do not believe that our planned hemp-derived CBD products are regulated under the Controlled Substances Act, but under the Agricultural Act of 2018, known as the “Farm Bill”.

The 2018 Farm Bill allows for the interstate sale and transfer of hemp-derived products for commercial or other purposes. It also puts no restrictions on the sale, transport, or possession of hemp-derived products, so long as those items are produced in a manner consistent with the law. The Farm Bill ensures that any cannabinoid—components of CBD —that is derived from hemp will be legal, if that hemp is produced in a manner consistent with the Farm Bill, associated federal regulations, associated state regulations, and by a licensed grower as defined in the Farm Bill.

To date, we have completed our concepts, test products and require funds to continue the development and marketing of our final proposed products. As of the date of this filing, the registrant has material operations but has yet to generate any revenues.

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Business Overview

BioQuest, Corporation – plans to market, package and distribute health-based products and Hemp-CBD based products. Our mission is to Create High End, Products and aggregate all relevant CBD content in the Nutraceutical markets. In addition, BioQuest will also be positioned to generate revenue by acquiring established companies who have a current presence in the nutraceutical and CBD industry if the opportunity presents itself and bring its products to the market generating immediate revenues, created and marketed by BioQuest.

We believe that we can build our Company into a recognizable brand in the Nutraceutical and Pharmaceutical industry. We recognized early on the importance of creating a strong, identifiable and lasting brand that would separate our Company from the competition and resonate with customers. Our logo, our name, the style of our ads, and all collateral material will reflect our “brand image.” Since the legalization of medical and recreational CBD, numerous states have created new and exciting markets with great investment potential.

We will sell primarily into the business-to-business market and internet-based business to consumer, which includes legally operating medical and adult-use dispensaries, store fronts, and brand owners in states with CBD programs.

Our proposed network of hemp farms will be located in the USA, in states that have a US Farm Bill-compliant program. Consistent and unique medicinal genetics provide us and our customers with a distinct competitive advantage in the global hemp-derived phyto-cannabinoid industry.

In addition to our existing product line of high-end women products, our proposed products, which are currently still in development, will contain both non-CBD and CBD ingredients that are derived from hemp. A specialized extraction process is used to yield highly concentrated CBD oil that also contains other potentially nutritious materials such as omega-3 fatty acids, terpenes (a class of organic compounds which when modified are used in a variety of medicines and alternative medicines such as aromatherapy), vitamins, chlorophyll, and amino acids. Our existing and proposed products have no THC and are parasite-free.

BioQuest’s mission is to lead the industry in bringing unique Men’s, Women’s, Lifestyle and Pet products that are (CBD) based products to the marketplace. We strive to educate the world on the benefits of hemp extract, and it is our goal to offer the industry’s quality products.

We have been reviewing all of our marketing and other efforts to ensure that it is clear that no claims of any medical or health benefit be made by us or anyone representing us with regard to any of our proposed products. These proposed products are not pre-approved by the FDA or any other regulatory agency. We do not make any claims not covered by actual research. However, users rely on statements made on social media by many users of similar products. We have no association with any of the individuals posting about these types of products on social media.

The unique strains of cannabinoid-rich hemp are specially bred from the most medicinally high cannabidiol strains of medical cannabis. These plants with the highest CBD and lowest THC concentrations were stabilized and cross bred. This resulted in consistent plant levels of less than 0.3% THC on a dry weight basis.

Our principal executive office is located at 3700 Campus Drive, Suite 206, Newport, CA 92660. The telephone number at our principal executive office is (714) 978-4425. Our website is www.bioquestcorp.com, and our email address is business@bioquestcorp.com.

Our fiscal year end is April 30.

Our company is in the development stage and has generated no revenues.

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Employment Agreements

On November 1, 2019, the Company entered into an Employment Agreement with Thomas Hemingway(“Hemingway Agreement”). The Hemingway Agreement hires Mr. Hemingway to serve as the Chief Executive Officer of the Company and is for an initial term of five (5) years. The Hemingway Agreement can thereafter be extended for an additional five (5) years provided that neither party gives written notice of intent not to extend within sixty (60) days prior to the end of the initial term. The Company agrees to give to Mr. Hemingway a base salary of $240,000 per year, beginning April 1, 2020 and a one-time adjustment on August 1, 2020, 2,875,000 shares of common stock beginning on November 1, 2019 (post reverse split). The Hemingway Agreement contains a severance payment that occurs upon the occurrence of a change of control; wherein, the Company shall pay the executive all accrued and unpaid salary and other compensation payable, all accrued and unused vacation and sick pay payable, lastly severance pay in the amount equal to twenty-four (24) month’s salary based upon the then existing salary of the executive. The Hemingway Agreement contains customary clauses for termination.

On November 1, 2019, the Company entered into an Employment Agreement with Michael Krall (“Krall Agreement”). The Krall Agreement hires Mr. Krall to serve as the President and Chief Operating Officer of the Company and is for an initial term of five (5) years. The Krall Agreement can thereafter be extended for an additional five (5) years provided that neither party gives written notice of intent not to extend within sixty (60) days prior to the end of the initial term. The Company agrees to give to Mr. Krall a base salary of $240,000 per year, beginning April 1, 2020 and a one-time adjustment on August 1, 2020 and 2,550,000 shares of common stock beginning on November 1, 2019 (post reverse split). The Krall Agreement contains a severance payment that occurs upon the occurrence of a change of control; wherein, the Company shall pay the executive all accrued and unpaid salary and other compensation payable, all accrued and unused vacation and sick pay payable, lastly severance pay in the amount equal to twenty-four (24) months’ salary based upon the then existing salary of the executive. The Krall Agreement contains customary clauses for termination.

On November 1, 2019, the Company entered into an Employment Agreement with David P. Noyes (“Noyes Agreement”). The Noyes Agreement hires Mr. Noyes to serve as the Chief Financial Officer of the Company and is for an initial term of (5) years. The Noyes Agreement can thereafter be extended for an additional three (3) years provided that neither party gives written notice of intent not to extend within sixty (60) days prior to the end of the initial term. The Company agrees to give to Mr. Noyes a base salary of $180,000 per year, beginning April 1, 2020 and a one-time adjustment on August 1, 2020 and 750,000 shares of common stock beginning on November 1, 2019 (post reverse split). The Noyes Agreement contains a severance payment that occurs upon the occurrence of a change of control; wherein, the Company shall pay the executive all accrued and unpaid salary and other compensation payable, all accrued and unused vacation and sick pay payable, lastly severance pay in the amount equal to twelve (12) months’ salary based upon the then existing salary of the executive. The Noyes Agreement contains customary clauses for termination.

On November 1, 2019, the Company entered into an Employment Agreement with Jeffrey Donnell (“Donnell Agreement”). The Donnell Agreement hires Mr. Donnell to serve as the Executive Vice President Operations of the Company and is for an initial term of three (3) years. The Donnell Agreement can thereafter be extended for an additional three (3) years provided that neither party gives written notice of intent not to extend within sixty (60) days prior to the end of the initial term. The Company agrees to give to Mr. Donnell a base salary of $120,000 per year, beginning April 1, 2020 and a one-time adjustment on August 1, 2020 and 800,000 shares of common stock beginning on November 1, 2019 (post reverse split). Agreement contains a severance payment that occurs upon the occurrence of a change of control; wherein, the Company shall pay the executive all accrued and unpaid salary and other compensation payable, all accrued and unused vacation and sick pay payable, lastly severance pay in the amount equal to twelve (12) months’ salary based upon the then existing salary of the executive. The Donnell Agreement contains customary clauses for termination.

The foregoing descriptions of the Hemingway, Krall, Noyes and Donnell Agreements do not purport to be complete and are qualified in their entirety by reference to the complete text of such agreements, which were filed as Exhibit 6.1, Exhibit 6.2 , Exhibit 6.3 and Exhibit 6.4 to our Regulation A Offering on March 24, 2020, respectively, and are incorporated herein by reference.

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Our Products and Future Products

Planned Products we will sell:

Vital-Q products are our branded range of CBD products featuring; Men’s products; Women’s Products; Pet products and Lifestyle products.

▪	Vital-Q - Age Refining Serum- Sculping Formula Plus CBD
▪	Vital-Q - Royal Q - CBD infused Majestic Body Cream
▪	Vital-Q - Responsive Formula - Collagen Retinol Anti-Aging Cream plus CBD
▪	Vital-Q - Age Defying Skin Cream- Apple Stem Cell Plus CBD
▪	Vital-Q - Gorgeous Eyes - Under Eye CBD Infused Cream
▪	Vital-Q - Radiant Youth Serum - CBD infused Vitamin C
▪	Vital-Q - Flawless Neck - CBD Formula with Hemp Extracts
▪	Vital-Q - Delicate Facial Wash - Deep Cleansing with CBD
▪	Vital-Q - Rich Facial Toner - Hydrating CBD infused

▪	CBD Pet Products- Pet Chewable

We will utilize a rigorous testing and verification system that will consist of on-site analysis and redundant third-party batch testing, ensuring accurate levels of phyto-cannabinoids and confirms the legal levels (or non-detectable levels) of THC through our proprietary processes. The end result is the highest quality hemp-derived phyto-cannabinoid-rich (PCR) oil extracts that contain zero solvents, zero heavy metals, and zero pesticides.

Marketing

The Vital-Q Brand and Lifestyle

We will market our proposed products using the Vital-Q branding and Lifestyle marketing phrase, Health Conscious Solutions. BioQuest’s product and lifestyle line of CBD branding will lead the industry in bringing unique Men’s, Women’s, Lifestyle and Pet products that are CBD based to the consumer marketplace. The majority of our marketing will be targeted at retail, small chains and commerce distribution. Internet advertising and employed marketing companies will publicize and deliver a form of brand recognition.

Sales and Distribution

We will sell our proposed products through our ecommerce, direct, large retail chains, small chains and store fronts, and to retailers around the U.S. Customers can use credit cards for direct purchases from us. We are working to begin selling our potential products, using different sales techniques and optimizing our website. Customers who purchase a certain amount of our planned products receive free shipping and handling on their purchases. We cannot predict the likelihood of success in using these techniques.

Competition

The CBD industry is relatively new but showing large growth. Some of our most likely competitors are Charlotte’s Web, CBDistillary, and Veritas Farms, all of whom are in the CBD space. Many of these companies have greater resources and market recognition than we currently have available. There is also a possibility of a larger entity trying to acquire many of the smaller companies in the industry, especially if regulatory uncertainties lessen. We plan on competing using specific products that we believe meet customer demands, selling them at prices that are very affordable in relation to other products in the marketplace. We cannot predict the likelihood of succeeding in these efforts.

Suppliers

Our future products will be made by independent vendors, with third party lab tests for each individual product batch uploaded to our website. We will purchase our potential products from select vendors. All ingredients that we will purchase are purchased by the vendors. All products will be tested by these vendors to ensure no presence of THC. The vendors primarily package and label the items being delivered to us. We have not experienced nor are we aware of any shortages of supplies available.

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The Cannabis Industry

By all measures, the market for hemp, and for products based on extracts of hemp, is expected to grow substantially over the coming years. ArcView Market Research and BDS Analytics are forecasting the combined market to reach nearly $45 billion within the U.S. in the year 2024. While much of this market is expected to be comprised of high potency THC-based products that will be sold in licensed dispensaries, the research firms are still predicting the market to grow to $5.3 billion, $12.6 billion, and $22 billion by 2024 for the product areas of low THC cannabinoids, THC-free Cannabinoids and pharmaceutical cannabinoids, respectively.

The cannabis industry continues to exceed other industries’ growth rates and retain the title of the “fastest-growing industry in the U.S.” as the Huffington Post reported in 2015.

While the industry is growing rapidly, the cannabis industry faces some major obstacles that challenge its growth and profitability. First, the cultivation of Hemp is a very capital-intensive enterprise. Many hemp entrepreneurs do not have access to the capital required to build the infrastructure required to meet growing demand and sales projections. Traditional sources of financing, such as banks, are not available currently to hemp producers and retailers. Secondly, there is a significant shortage of knowledge related to virtually all areas of the cannabis business.

Regulation

We face extensive government regulation both within and outside the U.S. relating to the development, manufacture, marketing, sale and distribution of our future products, software and services. The following sections describe certain significant regulations that we are subject to. These are not the only regulations that our businesses must comply with. For a description of risks related to the regulations that our businesses are subject to, please refer to the section entitled “Risk Factors—Risks Related to Our Businesses.”

Our operations are potentially subject to a complex web of Federal and state regulations that are evolving at a rapid rate. The USDA and FDA may change rules or enforcement proceedings at any time. We do not believe that current rules and enforcement have a significant potential impact because we only use Hemp Derived CBD which is Federally legal. As the legal landscape and understanding about the differences in hemp derived cannabinoids unfolds, it will be increasingly important to distinguish “cannabis” & “THC” (with noted varying degrees of psychotropic effects and deficits in executive function) from CBD. Our future products and messaging will be very clear and precise in announcing those differences and we make no claims of any “cures” or “specific ailment” remedies.

The principal uncertainties are whether regulators will, at any time, attempt to treat CBD products similarly to THC products.

Some states are considering various taxation of cannabis-related products. These considerations seem to range from routine sales taxes to taxes similar to those imposed on tobacco products. It is unclear whether products containing Hemp Derived CBD would fall under these tax plans if and when they are imposed.

IRS section 280E prevents cannabis companies from deducting expenses from their income, except for those considered cost of goods sold. No deduction or credit is allowed for any amount paid or incurred during the taxable year in carrying on any trade or business if such trade or business (or the activities which comprise such trade or business) consists of trafficking in controlled substances (within the meaning of schedule I and II of the Controlled Substances Act) which is prohibited by Federal law or the law of any State in which such trade or business is conducted. If this section is enforced against the Company even though its future products contain no THC or other illegal substance, it could create serious operating and cash flow problems in the future.

Federal Government Regulations

In 2014, the distinction between the use of Cannabis Sativa L. for medical, recreational, and industrial purposes was made via Section 7606 of the Agricultural Act of 2014, which cleared a legal path for industrial hemp to be grown in three limited circumstances, 1) by researchers at an institute of higher education, 2) by state departments of agriculture, or 3) by farmers participating in a research program permitted and overseen by a state department of agriculture.

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In 2016 the DEA, U.S. Department of Agriculture, and the Food and Drug Administration (FDA) issued a joint statement detailing the guidelines for growth of industrial hemp as part of state-sanctioned research programs. Those guidelines state that hemp can only be sold in states with pilot programs, plants and seeds can only cross state lines as part of permitted state research programs, and seeds can only be imported by individuals registered with the DEA We believe the recent passage of the 2018 Farm Bill will allow the Company to expand its marketplace opportunities. On December 20, 2018, President Donald J. Trump signed into law the Agriculture Improvement Act of 2018, otherwise known as the “Farm Bill”. Prior to its passage, hemp, a member of the cannabis family, and hemp-derived CBD were classified as a Schedule I controlled substances, and so illegal under the CSA. With the passage of the Farm Bill, hemp cultivation is broadly permitted. The Farm Bill explicitly allows the transfer of hemp-derived products across state lines for commercial or other purposes. It also puts no restrictions on the sale, transport, or possession of hemp-derived products, so long as those items are produced in a manner consistent with the law.

Under Section 10113 of the Farm Bill, hemp cannot contain more than 0.3 percent THC. THC refers to the chemical compound found in cannabis that produces the psychoactive “high” associated with cannabis. Any cannabis plant that contains more than 0.3 percent THC would be considered non-hemp cannabis—or marijuana—under federal law and would thus face no legal protection under this new legislation and would be an illegal Schedule 1 drug under the CSA.

Additionally, there will be significant, shared state-federal regulatory power over hemp cultivation and production. Under Section 10113 of the Farm Bill, state departments of agriculture must consult with the state’s governor and chief law enforcement officer to devise a plan that must be submitted to the Secretary of the United States Department of Agriculture (hereafter referred to as the “USDA”). A state’s plan to license and regulate hemp can only commence once the Secretary of USDA approves that state’s plan. In states opting not to devise a hemp regulatory program, USDA will construct a regulatory program under which hemp cultivators in those states must apply for licenses and comply with a federally run program. This system of shared regulatory programming is similar to options states had in other policy areas such as health insurance marketplaces under the Affordable Care Act, or workplace safety plans under Occupational Health and Safety Act—both of which had federally-run systems for states opting not to set up their own systems.

The Farm Bill outlines actions that are considered violations of federal hemp law (including such activities as cultivating without a license or producing cannabis with more than 0.3% THC). The Farm Bill details possible punishments for such violations, pathways for violators to become compliant, and even which activities qualify as felonies under the law, such as repeated offenses.

One of the goals of the previous 2014 Farm Bill was to generate and protect research into hemp. The 2018 Farm Bill continues this effort. Section 7605 re-extends the protections for hemp research and the conditions under which such research can and should be conducted. Further, section 7501 of the Farm Bill extends hemp research by including hemp under the Critical Agricultural Materials Act. This provision recognizes the importance, diversity, and opportunity of the plant and the products that can be derived from it, but also recognizes that there is still a lot to learn about hemp and its products from commercial and market perspectives.

FDA Regulation of Hemp Extracts

The United States Food & Drug Administration (“FDA”) is generally responsible for protecting the public health by ensuring the safety, efficacy, and security of (1) prescription and over the counter drugs; (2) biologics including vaccines, blood & blood products, and cellular and gene therapies; (3) foodstuffs including dietary supplements, bottled water, and baby formula; and, (4) medical devices including heart pacemakers, surgical implants, prosthetics, and dental devices.

Regarding its regulation of drugs, the FDA process requires a review that begins with the filing of an investigational new drug (IND) application, with follow on clinical studies and clinical trials that the FDA uses to determine whether a drug is safe and effective, and therefore subject to approval for human use by the FDA.

Aside from the FDA’s mandate to regulate drugs, the FDA also regulates dietary supplement products and dietary ingredients under the Dietary Supplement Health and Education Act of 1994. This law prohibits manufacturers and distributors of dietary supplements and dietary ingredients from marketing products that are adulterated or misbranded. This means that these firms are responsible for evaluating the safety and labeling of their products before marketing to ensure that they meet all the requirements of the law and FDA regulations, including, but not limited to the following labeling requirements: (1) identifying the supplement; (2) nutrition labeling; (3) ingredient labeling; (4) claims; and, (5) daily use information.

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The FDA has not approved cannabis, marijuana, hemp or derivatives as a safe and effective drug for any indication. As of the date of this filing, we have not, and do not intend to file an IND with the FDA, concerning any of our proposed products that contain CBD derived from industrial hemp or cannabis delivered in the State of California. Further, our proposed products containing CBD derived from industrial hemp are not marketed or sold using claims that their use is safe and effective treatment for any medical condition subject to the FDA’s jurisdiction.

The FDA has concluded that products containing cannabis or industrial hemp derived CBD are excluded from the dietary supplement definition under sections 201(ff)(3)(B)(i) and (ii) of the U.S. Food, Drug & Cosmetic Act, respectively. The FDA’s position is that products containing cannabis, CBD or derivatives are Schedule 1 drugs under the Controlled Substances Act, and so are illegal. Our planned products containing CBD derived from industrial hemp or cannabis delivered in other States are not marketed or sold as dietary supplements. However, at some indeterminate future time, the FDA may choose to change its position concerning generally cannabis and products containing hemp derived CBD and may choose to enact regulations that are applicable to such products. In this event, our proposed industrial hemp-based products containing CBD and cannabis may be subject to regulation (See Risk Factors).

Environmental Laws and Regulations

Our operations and properties are subject to laws and regulations relating to environmental protection, including those governing air emissions, water discharges and waste management, and workplace health and safety. In addition, certain of our proposed products are regulated by the U.S. Environmental Protection Agency and comparable state regulatory agencies. For a discussion of risks related to compliance with environmental and health and safety laws and risks related to past or future releases of, or exposures to, hazardous substances, please refer to the section entitled “Risk Factors—Risks Related to Our Businesses.”

Seasonality

We do not expect any seasonality in our business.

Property

Our mailing address is 3700 Campus Drive, Suite 206, Newport Beach, California 92660. We currently lease this 900 square foot space for $1,576 a month and it has a term of three years. We also have a 1,000 square foot office, shipping and distribution facility in El Cajon, California which we rent for $1,050 a month. Our telephone number is (714) 978-4425.

Employees

We have 6 full-time or part-time employees of our business or operations who are employed at will by BioQuest Corp. We anticipate adding additional employees in the next 12 months, as needed. We do not feel that we would have any unmanageable difficulty in locating needed staff.

Intellectual Property

We may rely on a combination of patent, trademark, copyright, and trade secret laws in the United States as well as confidentiality procedures and contractual provisions to protect our proprietary technology, databases, and our brand.

We plant to have a policy of requiring key employees and consultants to execute confidentiality agreements upon the commencement of an employment or consulting relationship with us. Our employee agreements also require relevant employees to assign to us all rights to any inventions made or conceived during their employment with us. In addition, we have a policy of requiring individuals and entities with which we discuss potential business relationships to sign non-disclosure agreements. Our agreements with clients include confidentiality and non-disclosure provisions.

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Legal Proceedings

We may from time to time be involved in various claims and legal proceedings of a nature we believe are normal and incidental to our business. These matters may include product liability, intellectual property, employment, personal injury cause by our employees, and other general claims. We are not presently a party to any legal proceedings that, in the opinion of our management, are likely to have a material adverse effect on our business. Regardless of outcome, litigation can have an adverse impact on us because of defense and settlement costs, diversion of management resources and other factors.

RISK FACTORS

An investment in our common stock involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this report, before making an investment decision. If any of the following risks actually occurs, our business, financial condition or results of operations could suffer. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment. You should read the section entitled “Special Note Regarding Forward Looking Statements” above for a discussion of what types of statements are forward-looking statements, as well as the significance of such statements in the context of this report.

RISKS RELATED TO OUR BUSINESS

You should carefully consider the risks described below together with all of the other information included in this report before making an investment decision with regard to our securities. The statements contained in or incorporated into this current report on Form 8-K that are not historic facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. If any of the following risks actually occur, our business, financial condition or results of operations could be harmed. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment.

Our business plan is speculative.

Our planned businesses are speculative and subject to numerous risks and uncertainties. The burden of government regulation on Cannabinoid and Health related industry participants, including manufacturers, distributors, retailers, suppliers and consumers, is uncertain and difficult to quantify. There is no assurance that we will ever earn enough revenue to make a net profit.

We have limited existing brand identity and customer loyalty; if we fail to market our brand to promote our service offerings, our business could suffer.

Because our proposed products, have not been introduced to market yet, we currently do not have strong brand identity or brand loyalty. We believe that establishing and maintaining brand identity and brand loyalty is critical to attracting customers once we have a commercially viable product offered by our subsidiaries. In order to attract customers to our potential products, we may be forced to spend substantial funds to create and maintain brand recognition among consumers. We believe that the cost of our sales campaigns could increase substantially in the future. If our branding efforts are not successful, our ability to earn revenues and sustain our operations will be harmed.

We may not be able to successfully compete against companies with substantially greater resources.

The industries in which we operate in general are subject to intense and increasing competition. Some of our competitors may have greater capital resources, facilities, and diversity of product lines, which may enable them to compete more effectively in this market. Our competitors may devote their resources to developing and marketing products that will directly compete with our product lines. Due to this competition, there is no assurance that we will not encounter difficulties in obtaining revenues and market share or in the positioning of our planned products. There are no assurances that competition in our respective industries will not lead to reduced prices for our proposed products. If we are unable to successfully compete with existing companies and new entrants to the market this will have a negative impact on our business and financial condition.

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Certain of the Company’s planned products are dependent on consumer discretionary spending.

Certain of our planned CBD products may be susceptible to unfavorable changes in economic conditions. Decreases in consumer discretionary spending could negatively affect the Company’s business and result in a decline in sales and financial performance.

Our business is dependent upon suppliers.

We plan on entering into supply agreements with manufacturers. Nevertheless, we remain dependent upon a limited number of suppliers for our proposed products. Although we do not anticipate difficulty in obtaining adequate inventory at competitive prices, we can offer no assurance that such difficulties will not arise. The extent to which supply disruption will affect us remains uncertain. Our inability to obtain sufficient quantities of products at competitive prices would have a material adverse effect on our business, financial condition and results of operations.

We cannot assure that we will earn a profit or that our planned products will be accepted by consumers.

Our business is speculative and dependent upon acceptance of our proposed products by consumers. Our operating performance will be heavily dependent on whether or not we are able to earn a profit on the sale of our potential products. Online advertising of Cannabis related products may be severely limited under applicable federal, state and local law. We cannot assure that we will be successful or earn enough revenue to make a profit, or that investors will not lose their entire investment.

Inventories maintained by the Company, the manufacturers and its customers may fluctuate from time to time.

The Company relies in part on its dealer and customer relationships and predictions of the manufacturer and customer inventory levels in projecting future demand levels and financial results. These inventory levels may fluctuate, and may differ from the Company’s predictions, resulting in the Company’s projections of future results being different than expected. These changes may be influenced by changing relationships with the dealers and customers, economic conditions and customer preference for products. There can be no assurance that the Company’s manufacturers and customers will maintain levels of inventory in accordance with the Company’s predictions or past history, or that the timing of customers’ inventory build, or liquidation will be in accordance with the Company’s predictions or past history.

The Farm Bill recently passed, and undeveloped shared state-federal regulations over hemp cultivation and production may impact our business.

The Farm Bill was signed into law on December 20, 2018. Under Section 10113 of the Farm Bill, state departments of agriculture must consult with the state’s governor and chief law enforcement officer to devise a plan that must be submitted to the Secretary of USDA. A state’s plan to license and regulate hemp can only commence once the Secretary of USDA approves that state’s plan. In states opting not to devise a hemp regulatory program, USDA will need to construct a regulatory program under which hemp cultivators in those states must apply for licenses and comply with a federally run program. The details and scopes of each state’s plans are not known at this time and may contain varying regulations that may impact our business. Even if a state creates a plan in conjunction with its governor and chief law enforcement officer, the Secretary of the USDA must approve it. There can be no guarantee that any state plan will be approved. Review times may be extensive. There may be amendments and the ultimate plans, if approved by the states and the USDA, may materially limit our business depending upon the scope of the regulations.

Even though, relative to our hemp business activities, we do not cultivate, process, market or distribute Marijuana products or any products that contain THC above 0.3%, some of our suppliers and customers for our hemp business may in the future engage in such activities. Cannabis, as not strictly defined in the 2018 Farm Bill, is a Schedule-I controlled substance and is illegal under federal law. Even in those states where the use of cannabis, as not strictly defined in the 2018 Farm Bill, has been legalized, its use remains a violation of federal law. A Schedule I controlled substance is defined as a substance that has currently no accepted medical use in the United States, a lack of safety for use under medical supervision and a high potential for abuse. The Department of Justice defines Schedule 1 controlled substances as “the most dangerous drugs of all the drug schedules with potentially severe psychological or physical dependence.”

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Laws and regulations affecting our industry to be developed under the Farm Bill are in development

As a result of the Farm Bill’s recent passage, there will be a constant evolution of laws and regulations affecting the hemp industry that could detrimentally affect our operations. Local, state and federal hemp laws and regulations may be broad in scope and subject to changing interpretations. These changes may require us to incur substantial costs associated with legal and compliance fees and ultimately require us to alter our business plan. Furthermore, violations of these laws, or alleged violations, could disrupt our business and result in a material adverse effect on our operations. In addition, we cannot predict the nature of any future laws, regulations, interpretations or applications, and it is possible that regulations may be enacted in the future that will be directly applicable to our business.

The approach to the enforcement of cannabis laws may be subject to change, which creates uncertainty for our business.

As a result of the conflicting views between state legislatures and the federal government regarding cannabis, as not strictly defined in the 2018 Farm Bill, investments in, and the operations of, cannabis businesses in the U.S. are subject to inconsistent laws and regulations. Laws and regulations affecting the cannabis industry are constantly changing, which could detrimentally affect our operations. Local, state and federal cannabis laws and regulations are broad in scope and subject to evolving interpretations, which could require us to incur substantial costs associated with compliance or alter our business plan. In addition, violations of these laws, or allegations of such violations, could disrupt our business and result in a material adverse effect on our operations. It is also possible that regulations may be enacted in the future that will be directly applicable to our business. These ever-changing regulations could even affect federal tax policies that may make it difficult to claim tax deductions on our returns. We cannot predict the nature of any future laws, regulations, interpretations or applications, nor can we determine what effect additional governmental regulations or administrative policies and procedures, when and if promulgated, could have on our business.

The possible FDA Regulation of hemp and industrial hemp derived CBD, and the possible registration of facilities where hemp is grown and CBD products are produced, if implemented, could negatively affect the cannabis industry generally, which could directly affect our financial condition

The Farm Bill established that hemp containing less the 0.3% THC was no longer a Schedule 1 drug under the CSA. Previously, the U.S. Food and Drug Administration (“FDA”) did not approve hemp or CBD derived from hemp as a safe and effective drug for any indication. The FDA considered hemp and hemp-derived CBD as illegal Schedule 1 drugs. Further, the FDA has concluded that products containing hemp or CBD derived from hemp are excluded from the dietary supplement definition under sections 201(ff)(3)(B)(i) and (ii) of the U.S. Food, Drug & Cosmetic Act, respectively. However, as a result of the passage of the Farm Bill, at some indeterminate future time, the FDA may choose to change its position concerning products containing hemp, or CBD derived from hemp, and may choose to enact regulations that are applicable to such products, including, but not limited to: the growth, cultivation, harvesting and processing of hemp; regulations covering the physical facilities where hemp is grown; and possible testing to determine efficacy and safety of hemp derived CBD. In this hypothetical event, our powdered drink products, which we plan to introduce will likely contain CBD and may be subject to regulation. In the hypothetical event that some or all of these regulations are imposed, we do not know what the impact would be on the hemp industry in general, and what costs, requirements and possible prohibitions may be enforced. If we are unable to comply with the conditions and possible costs of possible regulations and/or registration, as may be prescribed by the FDA, we may be unable to continue to operate segments of our business.

Effect of existing or probable governmental regulations relating to CBD products.

A majority of state governments in the United States have legalized the growing, production, and use of CBD. However, cannabis remains illegal under federal law. In addition, in July 2017, the United States Drug Enforcement Agency issued a statement that certain CBD extractions fall within the definition of marijuana and are therefore a Schedule I controlled substance under the Controlled Substances Act of 1970, as amended. Thus, the cannabis industry, including companies which sell products containing CBD, faces very uncertain regulation by the federal government. While the federal government has for several years chosen to not intervene in the cannabis business conducted legally within the states that have legislated such activities, there is nonetheless the potential that the federal government may at any time choose to begin enforcing its laws against the manufacturing, possession, or use of cannabis-based products such as CBD. Similarly, there is the possibility that the federal government may enact legislation or rules that authorize the manufacturing, possession or use of those products under specific guidelines. local, state and federal cannabis laws and regulations are broad in scope and subject to evolving interpretations. Furthermore, it is possible that the federal government that will be directly applicable to our business as a result of our sale of products containing CBD. In the event the federal government was to tighten its regulation of the industry, the Company would likely suffer material adverse effect on its business, including substantial losses.

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Operating an online store open to all internet users may result in legal consequences.

Our Terms and Conditions clearly state that our online store is only to be used by users who are over 21 years old and located where the use of Hemp Derived CBD is permissible under state law and only in a manner which would be permissible under the applicable state law. However, even with user opt in forms and current industry best practices employed, it is impractical to independently verify that all visitors to our online store fit into this description. As such, we may run the risk of federal and state law enforcement prosecution.

We have implemented a content reporting review policy to remove any content which violates our Terms and Conditions. We have introduced a system that flags any posts for review, removal, and possible account suspension. As soon as content is flagged by one of our internal or external control systems or by another user, it is removed from view until we have had the time to review the content and moderate accordingly.

New online store features could fail to attract new customers, retain existing customers, or generate revenue.

Our business strategy is dependent on our ability to develop online store features to attract new customers and retain existing ones. Staffing changes, changes in customer behavior or development of competing networks may cause customers to switch to competing online stores or decrease their use of our online store. To date, our online retail platform, is only in its early-stages and it has begun to generate some revenue for the Company. There is no guarantee that individual customers will use these features and as a result, we may fail to generate greater revenue. Additionally, any of the following events may cause decreased use of our online store:

●	Emergence of competing websites and online retail stores;

●	Inability to convince potential customers to shop at our online store;

●	A decrease or perceived decrease in the quality of products at our online store(s);

●	An increase in content/products that are irrelevant to our users;

●	Technical issues on certain platforms or in the cross-compatibility of multiple platforms;

●	An increase in the level of advertisements by competitors may lower traffic acquisition rates;

●	A rise in safety or privacy concerns; and

●	An increase in the level of spam or undesired content on the sites.

Due to our involvement in the cannabinoid industry, we may have a difficult time obtaining the various insurances that are desired to operate our business, which may expose us to additional risk and financial liabilities.

Insurance that is otherwise readily available, such as workers’ compensation, general liability, and directors and officer’s insurance, is more difficult for us to find and more expensive, because we are a participant in, service provider to and customer of companies in the cannabinoid industry. There are no guarantees that we will be able to find such insurances in the future, or that the cost will be affordable to us. If we are forced to go without such insurances, it may prevent us from entering into certain business sectors, may inhibit our growth, and may expose us to additional risk and financial liabilities. In 2020, We do not carry general liability insurance. We do not currently hold any other forms of insurance, including directors’ and officers’ insurance. Because we do not have any other types of insurance, if we are made a party of a legal action, we may not have sufficient funds to defend the litigation. If that occurs a judgment could be rendered against us that could cause us to cease operations.

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Participants in the cannabinoid industry may have difficulty accessing the service of banks, which may make it difficult for us to operate.

Despite recent rules issued by the United States Department of the Treasury mitigating the risk to banks who do business with cannabis companies operating in compliance with applicable state laws, as well as recent guidance from the United States Department of Justice, banks remain wary of accepting funds from businesses in the cannabis industry. Since the use of cannabis remains illegal under Federal law, there remains a compelling argument that banks may be in violation of Federal law when accepting deposit funds derived from the sale or distribution of cannabis and/or related products. Consequently, some businesses involved in the cannabis and cannabinoids industry continue to have trouble establishing banking relationships. The potential inability to open a bank account may make it difficult (and potentially impossible) for us, or some of our partners, to do business.

Unfavorable publicity or consumer perception of our planned products or any similar products distributed by other companies could have a material adverse effect on our business and financial condition.

We believe our product sales will be highly dependent on consumer perception of the safety, quality and efficacy of our proposed products as well as similar or other products distributed and sold by other companies. Consumer perception of our proposed products can be significantly influenced by scientific research or findings, regulatory investigations, litigation, national media attention, and other publicity including publicity regarding the legality, safety or quality of particular ingredients or products and cannabis markets in general. From time to time, there is unfavorable publicity, scientific research or findings, litigation, regulatory proceedings and other media attention regarding our industry. There can be no assurance that future publicity, scientific research or findings, litigation, regulatory proceedings, or media attention will be favorable to the cannabis markets or any particular product or ingredient, or consistent with earlier publicity, scientific research or findings, litigation, regulatory proceedings or media attention. Adverse publicity, scientific research or findings, litigation, regulatory proceedings or media attention, whether accurate, could have a material adverse effect on our business and financial condition. In addition, adverse publicity, reports or other media attention regarding the safety, quality, or efficacy of our planned products or ingredients of cannabis products in general, or associating the use of our proposed products or ingredients in general with illness or other adverse effects, whether or not scientifically supported or accurate, could have a material adverse effect on our business and financial condition.

We are subject to numerous potential regulatory matters. If the DEA were to take actions against CBD products with less than 0.3% THC as Schedule 1 controlled substances, it could cause our Company to cease operations.

The Drug Enforcement Administration (“DEA”) which enforces the controlled substances laws of the United States has issued various rules and announcements concerning various items considered to be marijuana extracts which may encompass Cannabinoids. While we only sell Hemp Derived CBD products with less than 0.3% THC content, the DEA created a separate Administration Controlled Substances Code number for cannabis extract earlier this year, defined to cover an extract containing one or more cannabinoids, and stated that such extracts will continue to be treated as Schedule I controlled substances.

If the DEA were to take actions against CBD products as Schedule 1 controlled substances or restrict the marketing or distribution of any CBD product, it would likely result in our ceasing operations.

Any potential growth in the cannabinoid or cannabis-related industries continues to be subject to new and changing state and local laws and regulations.

Continued development of the cannabinoid and cannabis-related industries is dependent upon continued legislative legalization of cannabis and related products at the state level, and a number of factors could slow or halt progress in this area, even where there is public support for legislative action. Any delay or halt in the passing or implementation of legislation legalizing cannabis use, or its sale and distribution, or the re-criminalization or restriction of cannabis at the state level could negatively impact our business because of the perception that it is related to cannabis. Additionally, changes in applicable state and local laws or regulations could restrict the products and services we offer or impose additional compliance costs on us or our customers. Violations of applicable laws, or allegations of such violations, could disrupt our business and result in a material adverse effect on our operations. We cannot predict the nature of any future laws, regulations, interpretations or applications, and it is possible that regulations may be enacted in the future that will have a material adverse effect on our business.

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We may be subject to compliance actions by the Food and Drug Administration (FDA) for making unsubstantiated claims as to our proposed products efficacy or intended use.

On April 2, 2019, outgoing FDA Commissioner Scott Gotlieb issued a statement on the agency’s website, www.fda.gov, pledging the agency will continue to use its authority to take action against companies and product developers which make unproven claims to treat serious or life-threatening diseases, and “where patients may be misled to forgo otherwise effective, available therapy and opt instead for a product that has no proven value or may cause them serious harm.”

The FDA has issued warning letters, in collaboration with the Federal Trade Commission, to three companies – Advanced Spine and Pain LLC (d/b/a Relievus), Nutra Pure LLC and Pot Network Holdings Inc. – in response to their making unsubstantiated claims related to more than a dozen different products and spanning multiple product webpages, online stores and social media websites. The FDA deemed that companies “used these online platforms to make unfounded, egregious claims about their products’ ability to limit, treat or cure cancer, neurodegenerative conditions, autoimmune diseases, opioid use disorder, and other serious diseases, without sufficient evidence and the legally required FDA approval.”

Examples of claims made by the companies which have been deemed deceptive marketing by the FDA include CBD’s ability to;

●	Effectively treat substance use disorders
●	Reduce the rewarding effects of morphine
●	Reduce drug-seeking for heroin
●	Avoid or Reduce opiate withdrawal symptoms
●	Stop cancer cells in several cervical cancer varieties
●	Decrease human glioma cell growth and invasion
●	Slow the progression of Alzheimer’s
●	Block spinal, peripheral and gastrointestinal mechanisms responsible for pain associated with migraines, fibromyalgia, and Irritable Bowel Syndrome

The agency has said it may pursue a company making medical claims about products asserting to contain CBD that have not been approved by the FDA. The FDA has stated that selling unapproved products with unsubstantiated therapeutic claims can put patients and consumers at risk. The FDA does not believe these products have been shown to be safe or effective, and deceptive marketing of unproven treatments may keep some patients from accessing appropriate, recognized therapies to treat serious and even fatal diseases. Additionally, because they are not evaluated by the FDA, there may be other ingredients that are not disclosed, which may be harmful.

The FDA has pledged to continue to monitor the marketplace and take enforcement action as needed to protect the public health against companies illegally selling CBD products that claim to prevent, diagnose, treat, or cure serious diseases, such as cancer, Alzheimer’s disease, psychiatric disorders and diabetes; illegally selling cannabis and cannabis-derived products that can put consumers at risk; and marketing and distributing such products in violation of the FDA’s authorities.

Different states and different advertising networks may have their own regulations and restrictions regarding advertising CBD products.

Relevant state and local laws may make it difficult to advertise in various markets. The two largest ad buying platforms — Facebook and Google — still do not allow CBD advertising (it is designated as a “dangerous product”) on their platforms, which limits the digital marketing efforts of CBD companies to organic marketing. For new businesses, the inability to promote their brand without paid social and search ads makes it extremely challenging to get the qualified traffic needed to grow our online retail and wholesale businesses.

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Additional regulatory considerations that must be taken into account include the Federal Trade Commission’s regulation of unfair and deceptive product labeling and marketing, as well as state law regulation of food safety. States have the authority to regulate matters related to the health and safety of its own citizens, such that the 2018 Farm Bill and regulation by the USDA will not necessarily preempt state or local laws regulating the manufacture and distribution of cannabis-related products that are not directly in conflict with federal law. States may still choose to enact their own laws that can promote or restrict the sale of cannabis-based products. States such as Indiana and Alabama do not permit the sale of CBD oil on a personal level without a prescription.

Any and all claims of medicinal value must be substantiated with reputable scientific support and may be subject to evaluation by the FDA.

There are limitations to how CBD may be marketed and what potential benefits may be advertised.

Any and all claims of medicinal value must be substantiated with reputable scientific support and may be subject to evaluation by the FDA and we may be unable to effectively market our potential products without proper scientific documentation.

In April 2019, outgoing FDA Commissioner Scott Gottlieb acknowledged that the FDA is considering whether to use its authority to issue regulations that would permit the marketing of CBD in foods or as dietary supplements. However, until the law changes, it is the FDA’s position that selling unapproved products with unsubstantiated therapeutic claims both violates the law and potentially puts patients at risk. Commissioner Gottlieb also asserted that it continues to be unlawful to market foods containing added CBD or THC or dietary supplements containing CBD or THC, regardless of whether the substances are hemp-derived and regardless of the claims being made. FDA takes this position based on the operation of statutory “exclusionary clauses” in the Food, Drug and Cosmetic Act related to food additives and dietary supplements. Specifically, FDA has determined that both CBD and THC, which are now active ingredients in FDA-approved drugs, were the subject of substantial clinical investigations before they were marketed as foods or dietary supplements, and due to the operation of the exclusionary clauses, FDA concludes that it is currently illegal to introduce CBD or THC into the food supply or to market these ingredients as dietary supplements.

Additional regulatory considerations that must be taken into account include the Federal Trade Commission’s regulation of unfair and deceptive product labeling and marketing, as well as state law regulation of food safety.

We have limited or no control over the manufacturing and quality of the products we plan to sell.

We will not directly manufacture any of the proposed products that we currently plan to sell. Consequently, we have limited or no control over manufacturing practices at the suppliers from whom we procure the products we plan to sell. We put forth considerable efforts to ensure that the products we plan to sell are safe and comply with all applicable regulations. In spite of these efforts, there is a risk that we could inadvertently resell products which fail to comply with applicable regulations or have other quality defects. If this were to occur, we could be forced to conduct a product recall, defend regulatory or civil claims, or take other actions, any of which could have a material adverse effect upon our business.

Increases in the cost of shipping, postage or credit card processing could harm our business.

We ship our potential products to customers by United States mail and other overnight delivery and surface services. We generally invoice the costs of delivery and parcel shipments directly to customers as separate shipping and handling charges. Any increases in shipping, postal or credit card processing rates could harm our operating results as we may not be able to effectively pass such increases on to our customers. Similarly, strikes or other service interruptions by these shippers could limit our ability to market or deliver our proposed products on a timely basis.

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We face an inherent risk of exposure to product liability claims in the event that the products we manufacture or sell allegedly cause personal injury.

We face an inherent risk of exposure to product liability claims in the event that the products we plan to sell allegedly cause personal injury. Although we have not experienced any significant losses due to product liability claims, we may experience such losses in the future. While our suppliers maintain insurance against product liability claims but cannot be certain that such coverage will be adequate to cover any liabilities that we may incur, or that such insurance will continue to be available on acceptable terms. A successful claim brought against us in excess of available insurance coverage, or any claim that results in significant adverse publicity, could have a material adverse effect upon our business.

We conduct our retail operations through a single distribution facility.

Substantially all of our U.S. Retail inventory will be stored and shipped from one distribution center. We will depend in large part on the orderly operation of this receiving and distribution process, which depends, in turn, on adherence to shipping schedules and effective management of the distribution center. We may not be able to accurately anticipate all of the changing demands that our expanding operations will impose on our receiving and distribution system. In addition, events beyond our control, such as disruptions in operations due to labor disagreements, shipping problems, fires, or natural disasters, could have a material adverse effect upon our business and operations.

We may be unable to keep pace with changes in the industries that we serve and advancements in technology as our business and market strategy evolves.

As changes in the industries we serve occur or macroeconomic conditions fluctuate we may need to adjust our business strategies or find it necessary to restructure our operations or businesses, which could lead to changes in our cost structure, the need to write down the value of assets, or impact our profitability. We will also make investments in existing or new businesses, including investments in technology and expansion of our business plans. These investments may have short-term returns that are negative or less than expected and the ultimate business prospects of the business may be uncertain.

As our business and market strategy evolves, we also will need to respond to technological advances and emerging industry standards in a cost-effective and timely manner in order to remain competitive, such as adaptive learning technologies, better and more interactive products and web accessibility standards. The need to respond to technological changes may require us to make substantial, unanticipated expenditures. There can be no assurance that we will be able to respond successfully to technological change.

Risks Relating to the Internet

We are dependent on our telephone, Internet and management information systems for the sales and distribution of our potential products.

Our success depends, in part, on our ability to provide prompt, accurate and complete service to our customers on a competitive basis and our ability to purchase and promote products, manage inventory, ship products, manage sales and marketing activities and maintain efficient operations through our telephone and proprietary management information system. A significant disruption in our telephone, Internet or management information systems could harm our relations with our customers and the ability to manage our operations. We can offer no assurance that our back-up systems will be sufficient to prevent an interruption in our operations in the event of disruption in our management information systems, and an extended disruption in the management information systems could adversely affect our business, financial condition and results of operations.

Online security breaches could harm our business.

The secure transmission of confidential information over the Internet is essential to maintain consumer confidence in our website. Substantial or ongoing security breaches of our system or other Internet-based systems could significantly harm our business. Any penetration of our network security or other misappropriation of our users’ personal information could subject us to liability. We may be liable for claims based on unauthorized purchases with credit card information, fraud, or misuse of personal information, such as for unauthorized marketing purposes. These claims could result in litigation and financial liability. We rely on licensed encryption and authentication technology to effect secure transmission of confidential information, including credit card numbers. It is possible that advances in computer capabilities, new discoveries or other developments could result in a compromise or breach of the technology we use to protect customer transaction data. We may incur substantial expense to protect against and remedy security breaches and their consequences. A party that is able to circumvent our security systems could steal proprietary information or cause interruptions in our operations. We cannot guarantee that our security measures will prevent security breaches. Any breach resulting in misappropriation of confidential information would have a material adverse effect on our business, financial condition and results of operations.

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Government regulation and legal uncertainties relating to the Internet and online commerce could negatively impact our business operations.

Online commerce is rapidly changing, and federal and state regulation relating to the Internet and online commerce is evolving. The U.S. Congress has enacted Internet laws regarding online privacy, copyrights and taxation. Due to the increasing popularity of the Internet, it is possible that additional laws and regulations may be enacted with respect to the Internet, covering issues such as user privacy, pricing, taxation, content, copyrights, distribution, antitrust and quality of products and services. The adoption or modification of laws or regulations applicable to the Internet could harm our business operations.

Changing technology could adversely affect the operation of our website.

The Internet, online commerce and online advertising markets are characterized by rapidly changing technologies, evolving industry standards, frequent new product and service introductions and changing customer preferences. Our future success will depend on our ability to adapt to rapidly changing technologies and address its customers’ changing preferences. However, we may experience difficulties that delay or prevent us from being able to do so.

Risks Relating to Ownership of Our Securities

Our stock price may be volatile, which may result in losses to our shareholders.

The stock markets have experienced significant price and trading volume fluctuations, and the market prices of companies listed on the OTC Markets quotation system in which shares of our common stock are listed, have been volatile in the past and have experienced sharp share price and trading volume changes. The trading price of our common stock is likely to be volatile and could fluctuate widely in response to many factors, including the following, some of which are beyond our control:

●	variations in our operating results;

●	changes in expectations of our future financial performance, including financial estimates by securities analysts and investors;

●	changes in operating and stock price performance of other companies in our industry;

●	additions or departures of key personnel; and

●	future sales of our common stock.

Domestic and international stock markets often experience significant price and volume fluctuations. These fluctuations, as well as general economic and political conditions unrelated to our performance, may adversely affect the price of our common stock.

Our common shares may become thinly traded and you may be unable to sell at or near ask prices, or at all.

We cannot predict the extent to which an active public market for trading our common stock will be sustained. The trading volume of our common shares may be sporadically or “thinly-traded,” meaning that the number of persons interested in purchasing our common shares at or near bid prices at a certain given time may be relatively small or non-existent.

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This situation is attributable to a number of factors, including the fact that we are a small company which is relatively unknown to stock analysts, stockbrokers, institutional investors and others in the investment community who generate or influence sales volume. Even if we came to the attention of such persons, those persons tend to be risk-averse and may be reluctant to follow, purchase, or recommend the purchase of shares of an unproven company such as ours until such time as we become more seasoned and viable. As a consequence, there may be periods of several days or more when trading activity in our shares is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on share price. We cannot give you any assurance that a broader or more active public trading market for our common stock will develop or be sustained, or that current trading levels will be sustained.

The market price for our common stock may become volatile given our status as a relatively small company, which could lead to wide fluctuations in our share price. You may be unable to sell your common stock at or above your purchase price if at all, which may result in substantial losses to you.

Shareholders should be aware that, according to SEC Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (1) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (2) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (3) boiler room practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (4) excessive and undisclosed bid-ask differential and markups by selling broker-dealers; and (5) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities. The occurrence of these patterns or practices could increase the volatility of our share price.

We do not anticipate paying any cash dividends to our common shareholders.

We presently do not anticipate that we will pay dividends on any of our common stock in the foreseeable future. If payment of dividends does occur at some point in the future, it would be contingent upon our revenues and earnings, if any, capital requirements, and general financial condition. The payment of any common stock dividends will be within the discretion of our Board of Directors. We presently intend to retain all earnings, if any, to implement our business plan; accordingly, we do not anticipate the declaration of any dividends for common stock in the foreseeable future.

Volatility in our common share price may subject us to securities litigation.

The market for our common stock may be characterized by significant price volatility as compared to seasoned issuers, and we expect that our share price will continue to be more volatile than a seasoned issuer for the indefinite future. In the past, plaintiffs have often initiated securities class action litigation against a company following periods of volatility in the market price of its securities. We may, in the future, be the target of similar litigation. Securities litigation could result in substantial costs and liabilities and could divert management’s attention and resources.

The elimination of monetary liability against our directors, officers and employees under Nevada law and the existence of indemnification rights of our directors, officers and employees may result in substantial expenditures by our company and may discourage lawsuits against our directors, officers and employees.

Our Articles of Incorporation contains a specific provision that eliminates the liability of our directors and officers for monetary damages to our company and shareholders. Further, we are prepared to give such indemnification to our directors and officers to the extent provided for by Nevada law. We may also have contractual indemnification obligations under our employment agreements with our officers. The foregoing indemnification obligations could result in our company incurring substantial expenditures to cover the cost of settlement or damage awards against directors and officers, which we may be unable to recoup. These provisions and resultant costs may also discourage our company from bringing a lawsuit against directors and officers for breaches of their fiduciary duties, and may similarly discourage the filing of derivative litigation by our shareholders against our directors and officers even though such actions, if successful, might otherwise benefit our company and shareholders.

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Our business is subject to changing regulations related to corporate governance and public disclosure that have increased both our costs and the risk of noncompliance.

Because our common stock is publicly traded, we are subject to certain rules and regulations of federal, state and financial market exchange entities charged with the protection of investors and the oversight of companies whose securities are publicly traded. These entities, including the Public Company Accounting Oversight Board, the SEC and FINRA, have issued requirements and regulations and continue to develop additional regulations and requirements in response to corporate scandals and laws enacted by Congress, most notably the Sarbanes-Oxley Act of 2002. Our efforts to comply with these regulations have resulted in, and are likely to continue resulting in, increased general and administrative expenses and diversion of management time and attention from revenue-generating activities to compliance activities. Because new and modified laws, regulations and standards are subject to varying interpretations in many cases due to their lack of specificity, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies. This evolution may result in continuing uncertainty regarding compliance matters and additional costs necessitated by ongoing revisions to our disclosure and governance practices.

We will incur increased costs and compliance risks as a result of becoming a reporting public company.

We will incur costs associated with our public company reporting requirements. We also anticipate that we will incur costs associated with recently adopted corporate governance requirements, including certain requirements under the Sarbanes-Oxley Act of 2002, as well as new rules implemented by the SEC and FINRA. We expect these rules and regulations, in particular Section 404 of the Sarbanes-Oxley Act of 2002, to significantly increase our legal and financial compliance costs and to make some activities more time-consuming and costly. Like many smaller public companies, we face a significant impact from required compliance with Section 404 of the Sarbanes-Oxley Act of 2002. Section 404 requires management of public companies to evaluate the effectiveness of internal control over financial reporting. The SEC has adopted rules implementing Section 404 for public companies as well as disclosure requirements. We are currently preparing for compliance with Section 404; however, there can be no assurance that we will be able to effectively meet all of the requirements of Section 404 as currently known to us in the currently mandated timeframe. Any failure to implement effectively new or improved internal controls, or to resolve difficulties encountered in their implementation, could harm our operating results, cause us to fail to meet reporting obligations or result in management being required to give a qualified assessment of our internal controls over financial reporting. Any such result could cause investors to lose confidence in our reported financial information, which could have a material adverse effect on our stock price.

We also expect these new rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our Board of Directors or as executive officers. We are currently evaluating and monitoring developments with respect to these new rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our audited financial statements and the related notes for the year ended April 30, 2020 and 2019, and the unaudited condensed financial statements and the related unaudited financial statements for the three months ended July 31, 2020 and 2019 that appear elsewhere in this current report. The following discussion contains forward-looking statements that reflect our plans, estimates and beliefs. Our actual results could differ materially from those discussed in the forward-looking statements. Factors that could cause or contribute to such differences include but are not limited to those discussed below and elsewhere in this annual report, particularly in the section entitled “Risk Factors” beginning on page 16 of this current report.

Our consolidated financial statements are stated in United States Dollars and are prepared in accordance with United States Generally Accepted Accounting Principles.

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Cash Requirements

Over the next 6 months we intend to carry on business to market, package and distribute Hemp-CBD based products. We anticipate that we will incur the following operating expenses during this period:

Bioquest Corp.
Principal Expenses Six Months

Employees, Officers and Directors
Independent Contractors Compensation	$350,000
Inventory, Freight, Fulfillment	400,000
Marketing and Public Relations	100,000
Occupancy Costs and Supplies	50,000
Telecommunications, Website, and Consulting Services	100,000
Miscellaneous	50,000
Working Capital	200,000
Total Principal Uses of Net Proceeds	$1,250,000

We will require funds of approximately $1,250,000 over the next six months to operate our business. This capital will be used to build out infrastructure, purchase inventory, upgrade our website, accounting, legal and initial marketing expenses.

These funds may be raised through equity financing, debt financing, or other sources, which may result in further dilution in the equity ownership of our shares. There is no assurance that we will be able to maintain operations at a level sufficient for an investor to obtain a return on their investment in our common stock. Further, we may continue to be unprofitable.

Purchase of Significant Equipment

We do not anticipate the purchase or sale of any plant or significant equipment during the next 12 months.

Going Concern

There is significant doubt about our ability to continue as a going concern.

Our Company had a Stockholders’ Deficit at April 30, 2020 of $138,579 as its liabilities exceeded its assets. The continuity of our future operations is dependent upon our ability to increase sales and brand awareness. These conditions raise substantial doubt about our ability to continue as a going concern. We intend to continue relying upon the issuance of equity securities to finance our operations. However, there can be no assurance we will be successful in raising the funds necessary to maintain operations, or that a self-supporting level of operations will ever be achieved. The likely outcome of these future events is indeterminable.

Bioquest, Corp. - markets, packages and distributes Hemp-CBD based products and Pharmaceutical based and Government approved products. Our mission is to Create High End, Unique Content and aggregate all relevant CBD content in the Nutraceutical and Pharmaceutical markets. Bioquest Corp. is positioned to generate revenue by acquiring established companies who have a current presence in the nutraceutical cannabis industry. This will bring new products to the market generating immediate revenues, enhanced and marketed by the Company. The Company will sell consumer products primarily into the business-to-business market and internet-based business directly to consumers. This included legally operating medical and adult-use dispensaries, growers, and brand owners in states with CBD programs.

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The financial statement does not include any adjustment to reflect the possible future effect on the recoverability and classification of the assets or the amounts and classification of liabilities that may result should we cease to continue as a going concern.

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include assumptions about collection of accounts and notes receivable, the valuation and recognition of stock-based compensation expense, the valuation and recognition of derivative liability, valuation allowance for deferred tax assets and useful life of fixed assets.

RESULTS OF OPERATIONS

Working Capital

	July 31, 2020	April 30, 2020
Current assets	$2,642	$166
Current liabilities	323,451	98,745
Working capital deficit	(320,809)	(98,579)

Cash Flows

	July 31, 2020	April 30, 2020
Cash flows used in operating activities	$(97,542)	$(124,834)
Cash flows provided by financing activities	100,000	125,000
Cash flows used in investing activities	-	-
Net increase (decrease) in cash during period	$2,476	$166

Results for the Three Months Ended July 31, 2020 Compared to the Three Months Ended July 31, 2019

Operating Revenues

The Company had no revenue for the three months ended July 31, 2020 or for the same period in 2019.

Cost of Revenues

The Company had no cost of revenues for the three months ended July 31, 2020 or for the same period in 2019.

General and Administrative Expenses

General and administrative expenses consisted primarily of consulting fees, professional fees, in preparation of an OTC Market Filings and accounting expenses. For the three months ended July 31, 2020 and July 31, 2019, general and administrative expenses increased to $39,599 from $0 for the same period in 2019 representing an increase of $39,599. The $39,599 increase is primarily attributable to an increase in professional fees due to becoming current in the Company’s OTC Markets Filings as well as paying other year end expenses.

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Other Income (Expense)

The Company had no other income (expense) for the period ending July 31, 2020 or for the same period in 2019.

Net Income (loss)

Our net loss for the three months ended July 31, 2020, was $322,230 compared with net loss of $18,180 for the three months ended July 31, 2019, an increase of $304,050 or 1,572%. The net loss is influenced by the matters discussed above.

Working Capital	April 30, 2020	April 30, 2019
Cash	$166	$-
Current Assets	166	-
Current Liabilities	98,745	8,820
Working Capital (Deficit)	$(98,579)	$(8,820)

Cash Flows	April 30, 2020	April 30, 2019
Cash Flows provided by (used in) Operating Activities	$(124,834)	$-
Cash Flows provided by Financing Activities	125,000	-
Cash Flows provided by Investing Activities	-	-
Net Increase (decrease) in Cash During Period	$166	$-

Results for the year ended April 30, 2020 compared to the year ended April 30, 2019

Operating Revenues

The Company did not have revenue for the years ended April 30, 2020 and 2019.

Cost of Revenues

The Company did not have cost of revenues for the years ended April 30, 2020 and 2019.

Gross Profit

The Company did not have any profit for the years ended April 30, 2020 and 2019.

General and Administrative Expenses

General and administrative expenses consisted primarily of consulting fees, professional fees, and legal and accounting expenses. For the year ended April 30, 2020 general and administrative expenses were $24,097 compared to $2,175 for the year ended 2019. The primary expenses for 2020 were for professional services.

Other Income (Expense)

The Company did not have any other income (expense) for the years ended April 30, 2020, and 2019.

Net Income (loss)

The net loss for the year ended April 30, 2020 was $359,029 compared to $2,175 for the year ended April 30, 2019.

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Liquidity and Capital Resources

The ability of the Company to continue as a going concern is dependent on the Company’s ability to raise additional capital and implement its business plan. Since its inception, the Company has been funded by related parties through capital investment and borrowing of funds.

At April 30, 2020, the Company had total current assets of $166 compared to $0 at April 30, 2019. Current assets consisted primarily of cash. At April 30, 2020, the Company had total current liabilities of $98,745 compared to $8,820 at April 30, 2019. Current liabilities consisted primarily of accounts payable and accrued liabilities. The increase in our current liabilities was attributed to the increase in accounts payable and accrued liabilities.

We had negative working capital of $98,579 as of April 30, 2020.

Cash flow from Operating Activities

During the year ended April 30, 2020, cash used in operating activities was $(124,834) compared to $0 for the year ended April 30, 2019. The increase in the amounts of cash used in operating activities was primarily due to the increase in accounts payable of $116,925 and stock-based compensation of $117,270.

Cash flow from Financing Activities

For the year ended April 30, 2020, cash provided by financing activity was $125,000 compared to $0 provided during the year ended April 30, 2019.

Going Concern

We have not attained profitable operations and are dependent upon obtaining financing to pursue any extensive business activities. For these reasons, we have included in our audited financial statements that there is substantial doubt that we will be able to continue as a going concern without further financing.

The Company is a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.

As reflected in the accompanying financial statements, the Company had a Stockholders’ Deficit at April 30, 2020 of $138,579 as its liabilities exceeded its assets. These factors among others raise substantial doubt about the Company’s ability to continue as a going concern.

Bioquest, Corp. markets, packages and distributes Hemp-CBD based products and Pharmaceutical based and Government approved products. Our mission is to create high end unique content and aggregate all relevant CBD content in the Nutraceutical and Pharmaceutical markets including Medical Grade Products and Immune Health Products CBD. Bioquest Corp. is positioned to generate revenue by acquiring established company and bringing new products to the market, generating immediate revenues. The Company is implementing and marketing to the business-to-business and internet-based E-Commerce to the consumers’ market. The Company is implementing this plan to achieve profitable and sustainable operations.

The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs for the next fiscal year and allow it to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable. As of April 30, 2020, the Company has a net loss of $359,029, and if the Company is unable to obtain adequate capital, it could be forced to cease operations.

During the year ended April 30, 2020, Company has net cash used in operating activities of $124,834 as well as stock compensation non-cash expenses of $117,270 and a net loss of $359,029. The Company raised $125,000 from financing activities in the year ended April 30, 2020, which resulted in a negative working capital of $98,579 as of April 30, 2020. If the Company is unable to raise additional adequate capital, it could be forced to cease operations.

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Future Financings.

We will continue to rely on equity sales of the Company’s common shares in order to continue to fund business operations. Issuances of additional shares will result in dilution to existing shareholders. There is no assurance that the Company will achieve any additional sales of the equity securities or arrange for debt or other financing to fund our business plan of selling our proposed CBD products.

Since inception, we have financed our cash flow requirements through issuance of common stock and loans to third parties. As we expand our activities, we may, and most likely will, continue to experience net negative cash flows from operations, pending receipt of revenues. Additionally, we anticipate obtaining additional financing to fund operations through common stock offerings, to the extent available, or to obtain additional financing to the extent necessary to augment our working capital. In the future we will need to generate sufficient revenues from sales in order to eliminate or reduce the need to sell additional stock or obtain additional loans. There can be no assurance we will be successful in raising the necessary funds to execute our business plan.

We anticipate that we will incur operating losses in the next twelve months. Our lack of operating history makes predictions of future operating results difficult to ascertain. Our prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development, particularly companies in new and rapidly evolving markets. Such risks for us include, but are not limited to, an evolving and unpredictable business model and the management of growth.

To address these risks, we must, among other things, obtain a customer base, implement and successfully execute our business and marketing strategy, continually develop and upgrade our business model and website, respond to competitive developments, and attract, retain and motivate qualified personnel. There can be no assurance that we will be successful in addressing such risks, and the failure to do so can have a material adverse effect on our business prospects, financial condition and results of operations.

Off-Balance Sheet Arrangements

We have no significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to stockholders.

Recently Issued Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

Quantitative and Qualitative Disclosures about Market Risk

In the ordinary course of our business, we are not exposed to market risk of the sort that may arise from changes in interest rates or foreign currency exchange rates, or that may otherwise arise from transactions in derivatives.

Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company, but which will only be resolved when one or more future events occur or fail to occur. The Company’s management, in consultation with its legal counsel as appropriate, assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company, in consultation with legal counsel, evaluates the perceived merits of any legal proceedings or unasserted claims, as well as the perceived merits of the amount of relief sought or expected to be sought therein. If the assessment of a contingency indicates it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates a potentially material loss contingency is not probable, but is reasonably possible, or is probable, but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss, if determinable and material, would be disclosed. Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed.

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Contractual Obligations

As a “smaller reporting company,” we are not required to provide tabular disclosure obligations.

Inflation

Inflation and changing prices have not had a material effect on our business and we do not expect that inflation or changing prices will materially affect our business in the foreseeable future.

Seasonality

Our operating results and operating cash flows historically have not been subject to seasonal variations. This pattern may change, however, in the event that we succeed in bringing our planned products to market.

Critical Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires our management to make assumptions, estimates and judgments that affect the amounts reported, including the notes thereto, and related disclosures of commitments and contingencies, if any. We have elected to use the extended transition period for complying with new or revised accounting standards under Section 102(b)(1) of the JOBS Act. This election allows us to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies. As a result of this election, our financial statements may not be comparable to companies that comply with public company effective dates. We have identified certain accounting policies that are significant to the preparation of our financial statements. These accounting policies are important for an understanding of our financial condition and results of operation. Critical accounting policies are those that are most important to the portrayal of our financial conditions and results of operations and require management’s difficult, subjective, or complex judgment, often as a result of the need to make estimates about the effect of matters that are inherently uncertain and may change in subsequent periods. Certain accounting estimates are particularly sensitive because of their significance to financial statements and because of the possibility that future events affecting the estimate may differ significantly from management’s current judgments. We believe the following critical accounting policies involve the most significant estimates and judgments used in the preparation of our financial statements:

Cash and Cash Equivalents

For purposes of reporting within the statement of cash flows, our company considers all cash on hand, cash accounts not subject to withdrawal restrictions or penalties, and all highly liquid debt instruments purchased with a maturity of three months or less to be cash and cash equivalents.

Revenue Recognition

The Company will recognize revenue pursuant to Accounting Standards Codification (ASC) 606, which requires revenue to be recognized at an amount that reflects the consideration expected to be received in exchange for transferring goods or services to customers. Revenue is recognized when performance obligations are satisfied through the transfer of control of promised goods to the Company’s customers. Control transfers once a customer has the ability to direct the use of, and obtain substantially all of the benefits from, the product. This includes the transfer of legal title, physical possession, the risks and rewards of ownership, and customer acceptance.

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Revenue will be recognized for the Company’s wholesale customers sales when the Company ships the product from its inventory facility. Revenue will be recognized by the Company for e-commerce sales at the time the merchandise is shipped from our inventory facility. Customers typically receive goods within four days of shipment. Amounts related to shipping and handling that are billed to customers are reflected in revenues, and the related costs are reflected in cost of revenues. Taxes collected from customers and remitted to governmental authorities are presented in the consolidated statements of operations on a net basis. The nature of the Company’s business allows for customers to return previously purchased goods for a return or exchange which may result in a reduction of the Company’s revenues. These sales returns will not be significant to the Company’s revenues in the accompanying financial statements.

Share-based Compensation

Our company follows the provisions of FASB Accounting Standards Codification (“ASC”) 718, “Share-Based Payment.” which requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Equity instruments issued to non-employees for goods or services are accounted for at either the fair market value of the goods and services rendered or on the instruments issued in exchange for such services, whichever is more readily determinable, using the measurement date guidelines enumerated in ASC 505-50-30.

Loss per Common Share

Basic loss per share is computed by dividing the net loss attributable to the common stockholders by the weighted average number of shares of common stock outstanding during the year. Fully diluted loss per share is computed similar to basic loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. As our company has a loss for the years ended April 30, 2020, and 2019 the potentially dilutive shares are anti-dilutive and therefore they are not added into the earnings per share calculation.

Income Taxes

Our company accounts for income taxes pursuant to ASC 740. Deferred tax assets and liabilities are determined based on temporary differences between the bases of certain assets and liabilities for income tax and financial reporting purposes. The deferred tax assets and liabilities are classified according to the financial statement classification of the assets and liabilities generating the differences. Our company maintains a valuation allowance with respect to deferred tax assets. Our company establishes a valuation allowance based upon the potential likelihood of realizing the deferred tax asset and taking into consideration our financial position and results of operations for the current year. Future realization of the deferred tax benefit depends on the existence of sufficient taxable income within the carry forward year under the Federal tax laws. Changes in circumstances, such as our company generating taxable income, could cause a change in judgment about the realization of the related deferred tax asset. Any change in the valuation allowance will be included in income in the year of the change in estimate.

Fair Value of Financial Instruments

Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 820 “Fair Value Measurements and Disclosures” (ASC 820) defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) a reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

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Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (e.g., interest rates); and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 - Inputs that are both significant to the fair value measurement and unobservable. Our company estimates the fair value of financial instruments using the available market information and valuation methods. Considerable judgment is required in estimating fair value. Accordingly, the estimates of fair value may not be indicative of the amounts our company could realize in a current market exchange. As of April 30, 2020, and 2019, the carrying value of accounts payable and loans that are required to be measured at fair value, approximated fair value due to the short-term nature and maturity of these instruments.

Patent and Intellectual Property

Our company expenses the costs associated with obtaining a patent or other intellectual property purchased for research and development and has no alternative future use. For the periods ended April 30, 2020, and 2019, no events or circumstances occurred for which an evaluation of the alternative future use of patent or intellectual property was required.

Impairment of Long-Lived Assets

Our company evaluates the recoverability of long-lived assets and the related estimated remaining lives when events or circumstances lead management to believe that the carrying value of an asset may not be recoverable. For the years ended April 30, 2020, and 2019, no events or circumstances occurred for which an evaluation of the recoverability of long-lived assets was required.

Estimates

The financial statements are prepared on the basis of accounting principles generally accepted in the United States (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and expenses. Actual results could differ from those estimates made by management.

DESCRIPTION OF PROPERTIES

Our mailing address is 3700 Campus Drive, Suite 206, Newport Beach, California 92660. We currently lease this 900 square foot space for $1,567 a month and it has a term of three years. We also have a 1,000 square foot office, shipping and distribution facility in El Cajon, California which we rent for $1,050 a month. Our telephone number is (714) 978-4425.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of September 30, 2020 certain information regarding beneficial ownership of our common stock by:

●	Each executive officer who in this proxy statement are collectively referred to as the “Named Executive Officers;”

●	Each person known to us to beneficially own 5% or more of our common stock;

●	Each of our directors; and

●	All of our executive officers (as that term is defined under the rules and regulations of the SEC) and directors as a group.

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We have determined beneficial ownership in accordance with Rule 13d-3 under the Exchange Act. Beneficial ownership generally means having sole or shared voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to the table, each shareholder named in the table has sole voting and investment power with respect to the shares of common stock set forth opposite the shareholder’s name. We have based our calculation of the percentage of beneficial ownership on 8,104,233 shares of the Company’s common stock outstanding on October 12, 2020.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of Beneficial Ownership(2)
Directors and Officers:
Thomas Hemingway, CEO & Director	3,010,000	37%
David Noyes, CFO	750,000	9%
Michael Krall, President, & Director	2,550,000	32%
Jeffery Donnell, Vice President, Director	800,000	10%
Robert Orbach, Director	500,000	6%
Joseph Acaro, Former CEO, CFO, Sec, Director	-	0%
All executive officers and directors as a group (6 persons)	7,610,000	95%

(1)	Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding.
(2)	Based on 8,104,233 shares issued and outstanding.

Changes in Control

We do not currently have any arrangements which if consummated may result in a change of control of our company.

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors and Executive Officers

The following table sets forth information regarding our executive officers, directors and significant employees, including their ages as of September 30, 2020:

As of September308, 2020, BioQuest Corp. had six-full-time employees, and no part-time employees. The directors and executive officers of the Company as of September 28, 2020 are as follows:

Name	Position	Age	Date of Appointment	Approx. Hours Per Week
Thomas Hemingway	CEO and Director	64	October 10, 2019	40
Michael Krall	President, COO and Director	67	October 10, 2019	40
Robert Orbach	Director	66	October 10, 2019	40
David Noyes	CFO	77	October 10, 2019	40
Jeffery Donnell	EVP Operations EVP Operations and Director	69	October 10, 2019	40
Pam A. Daily	Marketing Officer	69	June 1, 2020	40
Joseph Acaro	Former CEO, CFO, Director		Resigned October 10, 2019

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Thomas Hemingway, Age 64: Chairman and CEO, Currently, Chairman and President of Redwood Investment Group (1996 to current), and Pillar Marketing Group, Inc. (April 2011 to current) Previously, the Founder, Chief Executive Officer and Chairman of Oxford Media (2004 to 2006) and Chief Executive Officer and Chairman MetroConnect (2007 to 2009). Mr. Hemingway has also served as CEO and Chairman of Esynch Corporation and Chairman and CEO of Intermark Corporation, a software developer and publisher in the entertainment markets. Prior, Mr. Hemingway was President and CEO of Omni Advanced Technologies and Intellinet Information Systems. In addition, Mr. Hemingway has been a consultant and or board member to several NASDAQ and privately held companies. Bachelor of Sciences, Political Science, SUNY Albany.

Michael Krall, Age 67: President, COO and Board Member of BioQuest Corporation since October 2019 to current. Mr. Krall was the founder of PURE Bioscience, Inc. where he held the positions of President, CEO and Chairman of the Board from 1998 to 2014. From 2015 to present, Mr. Krall has advised companies on biotech products and processes. Additionally, he is an inventor and co-inventor of dozens of domestic and international patented biotech products. Mr. Krall brings a wealth of knowledge of the biotech, manufacturing and securities industries, including his leadership ability, dedication and commitment to excellence make him well suited to this highly regulated industry.

Jeffery Donnell, Age 69: CBDO (Chief Business Development Officer, Board Member) since October 2019 Mr. Donnell has served in senior level positions for private and public companies over the past 40 years including COO of Enviroguard Sciences, LLC, (2003 to 2007) a distribution company for bio-chemical products throughout the United States. Executive Vice President of Business Development for Pure Bioscience, (2007 to 2013) a public company responsible for the production and distribution of biochemical products nationally and internationally. From 2015 to current Mr. Donnell has been providing advisory services to companies on a part-time basis. He has established and expanded business relations with Fortune 500 companies including Cardinal Health, CareFusion and Brenntag.

David Noyes, Age 77: CFO - recently, Fort Worth based EnviroSolar Power, a green energy solutions provider to the home energy marketplace since March 2014. Previously he was CFO for KOR Company, Inc. a commercial fire and security company from November 2012 until March 2014. Previously he was Managing Director of Monarch Capital Resources, Inc., a business-consulting firm. He is co-founder and EVP for Tech Energy Services, Inc. a green energy technology firm. He has been CFO of five publicly traded companies, most recently NextPhase Wireless, Inc. from February 2007 through March 2008; Oxford Media, Inc. from August 2004 through February 2007; Local.com from January 2001 through January 2003 and Mergence Corporation from September 1999 through November 2000. He was Chief Executive Officer and Chief Financial Officer and Director of Ortho Mattress from 1996 through 1997; President, Chief Financial Officer and Director of California Software Products, Inc. in 1996 and Director and Chief Financial Officer of Griswold Industries in 1994 and 1995. Previously he was President, Director and Chief Executive Officer of Structural Coatings, Inc. and Executive Vice President, Chief Executive Officer, Chief Operating Officer and Chief Financial Officer of General Power Systems, Power Paragon and Scientific Drilling International. He was a senior Manager with Ernst and Young, is a Certified Public Accountant and has an MBA from the Anderson School of Management at UCLA. He has served on several Boards of Directors and has extensive SEC experience and has raised in excess of $500 million.

Pamela A Daily, Age 69: Chief Marketing Officer Pam is one of the founders of the infomercial direct marketing industry. She has been instrumental in the rapid financial and physical growth of multiple fortune 500 companies. Over the past thirty years, Pamela has held Executive positions with companies such as Media Arts International, National Media Corporation, Reliant Interactive, Achievement Dynamics (Verbal Advantage), Vision Direct Marketing, Aftermarket Company, Global Efficient Energy, Majic Beauty Inc. and many others. In all of these entities, Pam’s executive duties resulted in record increases in revenues. Previous to Daily’s Executive Management and Marketing career, she held Sales and Marketing positions in the field of corporate advertising with AT&T, Gannett Corporation and NBC.

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Robert Orbach, Age 66: Director, BioQuest Corporation, since October 2019, is a seasoned, accomplished entrepreneur with talent for recognizing emerging trends since 1992 and a proven track record for building strategic partnerships. Mr. Orbach has been providing advisory services on a part time basis to companies from 2015 to present. Bobby has over 30 years’ experience in retail, finance, IP and building emerging technology companies. Mr. Orbach was one of the founders of 47th Street Computers and electronics, a large retailer in the late 80’s and 90’s. He advised countless technology companies and managed successful business deals. Bobby has served as a director and board member of many public and private sector companies. Bobby has been a broker and advisor in the IP monetization business and has successfully sold and brokered over 60 technology patent portfolios. He was awarded Excellence and Quality service award from Intellectual Ventures in 2012. Throughout his career, Bobby has aligned his business interests with his personal values - nurturing human potential and promoting people relations as well as supporting philanthropic causes. Mr. Orbach is an advisor and on the board of several charities and nonprofit community organizations.

None of our officers or directors in the last five years has been the subject of any conviction in a criminal proceeding or named as a defendant in a pending criminal proceeding (excluding traffic violations and other minor offenses), the entry of an order, judgment, or decree, not subsequently reversed, suspended or vacated, by a court of competent jurisdiction that permanently or temporarily enjoined, barred, suspended or otherwise limited such person’s involvement in any type of business, securities, commodities, or banking activities; a finding or judgment by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission, the Commodity Futures Trading Commission, or a state securities regulator of a violation of federal or state securities or commodities law, which finding or judgment has not been reversed, suspended, or vacated; or the entry of an order by a self-regulatory organization that permanently or temporarily barred, suspended or otherwise limited such person’s involvement in any type of business or securities activities.

There are no family relationships among and between our directors, officers, persons nominated or chosen by the Company to become directors or officers, or beneficial owners of more than five percent (5%) of the any class of the Company’s equity securities.

Significant Employees

Other than the foregoing named officers and directors, we have no full-time employees whose services are materially significant to our business and operations who are employed at will by BioQuest, Corp.

Family Relationships

There are no family relationships between any of our directors, executive officers and proposed directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

1.	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

2.	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

3.	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

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4.	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of change in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(e) during the year ended April 30, 2020, Forms 5 and any amendments thereto furnished to us with respect to the year ended April 30, 2020, and the representations made by the reporting persons to us, we believe that during the year ended April 30, 2020, our executive officers and directors and all persons who own more than ten percent of a registered class of our equity securities complied with all Section 16(a) filing requirements.

Code of Ethics

We have not adopted a code of ethics that applies to our officers, directors and employees. When we do adopt a code of ethics, we will disclose it in a Current Report on Form 8-K.

Audit Committee and Audit Committee Financial Expert

Our board of directors has determined that it does not have a member of its audit committee that qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K, and is “independent” as the term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended.

We believe that our board of directors is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. We believe that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any material revenues to date. In addition, we currently do not have nominating, compensation or audit committees or committees performing similar functions nor do we have a written nominating, compensation or audit committee charter. Our sole director does not believe that it is necessary to have such committees because believes the functions of such committees can be adequately performed by the sole member of our board of directors.

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EXECUTIVE COMPENSATION

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to our named executive Officer paid by us during the year ended April 30, 2020 and 2019, in all capacities for the accounts of our executives, including the Chief Executive Officer (CEO) and Chief Financial Officer (CFO):

SUMMARY COMPENSATION TABLE

							Non-
						Non-Equity	Qualified
						Incentive	Deferred
				Stock	Options	Plan	Compensation	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position	Year	$	$	$	$	$	$	$	$

Tom Hemingway	2020	31,500	-	28,500	-	-	-	-	60,000
CEO, Director	2019	-	-	-	-	-	-	-	-

Michael Krall	2020	31,500	-	25,500	-	-	-	-	57,000
President ,COO, Director	2019	-	-	-	-	-	-	-	-

Robert Orbach	2020	-	-	5,000	-	-	-	-	5,000
Director	2019	-	-	-	-	-	-	-	-

David Noyes	2020	12,000	-	7,500	-	-	-	-	19,500
CFO	2019			-					-

Jeffrey Donald	2020	15,000	-	8,000	-	-	-	-	23,000
EVP Operations	2019	-	-	-	-	-	-	-	-

Joseph Acaro	2020	-	-	-	-	-	-	-	-
Former CEO,CFO,
Sec, Director	2019	-	-	-	-	-	-	-	-

Narrative Disclosure to Summary Compensation

Except for the following there are no compensatory plans or arrangements, including payments to be received from the Company with respect to any executive Officer, that would result in payments to such person because of his or her resignation, retirement or other termination of employment with the Company, or its subsidiaries, any change in control, or a change in the person’s responsibilities following a change in control of the Company.

The following table describes the payments that would be received from the Company with respect to the named executive officers, due to a termination of employment with the Company as per the respective Employment Agreements as of April 30, 2020:

Employment	Vacation Weeks per	CIC	CIC	§6.1	§6.2	§6.3	§6.6	§6.7	Accrued
Agreements	year	Severance	Months	Death	Disability	Cause	w/o Cause	End	4/30/20
				Mos	Mos	Mos	Mos	Mos
Tom Hemingway CEO	3	All Due	24	12	9	12	12	12
			720,000	360,000	270,000	360,000	360,000	360,000	20,000

Michael Krall President and COO	3	All Due	24	12	9	12	12	12
			720,000	360,000	270,000	360,000	360,000	360,000	20,000
David Noyes CFO	3	All Due	12	12	9	12	12	12
			240,000	240,000	180,000	240,000	240,000	240,000	15,000
Jeffrey Donnell EVP Operations	3	All Due	12	12	9	12	12	12
			180,000	180,000	105,000	180,000	180,000	180,000	10,000

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Outstanding Equity Awards at Fiscal Year-End

No executive Officer received any equity awards, or holds exercisable or unexercisable options, as of the year ended April 30, 2020.

OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested ($)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
None	0	0	0	0	0	0	0	0	0

Long-Term Incentive Plans

There are no arrangements or plans in which the Company would provide pension, retirement or similar benefits for our Director or executive Officer.

Compensation Committee

The Company currently does not have a compensation committee of the Board of Directors. The Board of Directors as a whole determines executive compensation.

Security Holders Recommendations to Board of Directors

The Company welcomes comments and questions from the shareholders. Shareholders can direct communications to the Chief Executive Officer, Thomas Hemingway, at our executive offices. However, while the Company appreciates all comments from shareholders, it may not be able to individually respond to all communications. Management attempts to address shareholder questions and concerns in press releases and documents filed with the SEC so that all shareholders have access to information about the Company at the same time. Thomas Hemingway collects and evaluates all shareholder communications. All communications addressed to the Director and executive Officer will be reviewed by Thomas Hemingway, unless the communication is clearly frivolous.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Related Party Transactions

During the year ended April 30, 2020, the Company issued to its previous CEO 135,000 common shares (270,000,000 pre reverse split) for repayment of related party debt incurred in payment of the Company’s expenses of $27,000. During October 2019, Tom Hemingway the Company’s new CEO purchased these 135,000 shares creating a change in control of the Company.

During the year ended April 30, 2020, the Company issued 7,475,000 to its officers and directors under employment and consulting agreements. The agreements dated November 1, 2019 were for a five-year term with a five-year renewal options with compensation to begin April 1, 2020 with a one-time adjustment on August 1, 2020 and annual minimum increases. Under the employment agreements the Company issued 6,975,000 common shares valued at $.01 per share’ The consulting agreement with a director provided for the issuance of 500,000 common shares valued at $.01 per share. At April 30, 2020, there was $65,000 due to officers and shareholders under the employment and consulting agreements. At April 30, 2020 and 2019 there were $9,689 and $8,820 due to officers and shareholders for expense reimbursements.

Other than the aforementioned related party transactions, during the last two full fiscal years and the current fiscal year or any currently proposed transaction, there are no other transactions involving the Company, in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for its last three fiscal years.

Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

Compensation of Directors

No member of our board of directors received any compensation for his services as a director during the year ended April 30, 2020, for our company.

Compensation of Directors

Directors are permitted to receive fixed fees and other compensation for their services as Directors. The Board of Directors has the authority to fix the compensation of Directors. No amounts have been paid to, or accrued to, Directors in such capacity.

Director Independence

The Board of Directors is currently composed of four members. Thomas Hemingway, Michael Krall and Jeffrey Donnell do not qualify as independent Directors in accordance with the published listing requirements of the NASDAQ Global Market. Robert Orbach qualifies as Independent Director in accordance with the published listing requirements of the NASDAQ Global Market. The NASDAQ independence definition includes a series of objective tests, such as that the Director is not, and has not been for at least three years, one of the Company’s employees and that neither the Director, nor any of his family members has engaged in various types of business dealings with us. In addition, the Board of Directors has not made a subjective determination as to each Director that no relationships exist which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director, though such subjective determination is required by the NASDAQ rules. Had the Board of Directors made these determinations, the Board of Directors would have reviewed and discussed information provided by the Directors and the Company with regard to each Director’s business and personal activities and relationships as they may relate to the Company and its management.

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LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties and an adverse result in these or other matters may arise from time to time that may harm our business. We are currently not aware of any such legal proceedings or claims that we believe will have a material adverse effect on our business, financial condition or operating results.

MARKET PRICE AND DIVIDENDS ON OUR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Our common stock is not traded on any exchange. Our common stock is quoted on the OTC Markets under the trading symbol “BQST”. We cannot assure you that there will be a market in the future for our common stock.

OTC Markets securities are not listed and traded on the floor of an organized national or regional stock exchange. Instead, OTC Markets securities transactions are conducted through a telephone and computer network connecting dealers. OTC Markets issuers are traditionally smaller companies that do not meet the financial and other listing requirements of a national or regional stock exchange.

Because we are quoted on the OTC Markets, our securities may be less liquid, receive less coverage by security analysts and news media, and generate lower prices than might otherwise be obtained if they were listed on a national securities exchange.

The following table sets forth the high and low bid prices for our Common Stock per quarter for the past two years as reported by the OTC Markets, based on our fiscal year end April 30, and taking into effect the 1-2000 reverse split that occurred on November 14, 2019. These prices represent quotations between dealers without adjustment for retail markup, markdown or commission and may not represent actual transactions.

Fiscal Year Ended		Bid Prices
April 30,	Period	High $	Low $
2019	First Quarter	2,000	20
	Second Quarter	20	20
	Third Quarter	20	20
	Fourth Quarter	30	20

2020	First Quarter	2,900	30
	Second Quarter	3,000	2,100
	Third Quarter	2,100	27
	Fourth Quarter	27	27

Rule 144 Shares

In general, under Rule 144, a person who is not one of our affiliates and who is not deemed to have been one of our affiliates at any time during the three months preceding a sale and who has beneficially owned shares of our common stock for at least six months would be entitled to sell them without restriction, subject to the continued availability of current public information about us (which current public information requirement is eliminated after a one-year holding period).

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A person who is an affiliate and who has beneficially owned shares of a company’s common stock for at least six months, subject to the continued availability of current public information about us, is entitled to sell within any three month period a number of shares that does not exceed the greater of:

●	one percent of the number of shares of our company’s common stock then outstanding, which, in our case, will equal approximately 80,942 shares as of the date of this Current Report on Form 8-K; or

Rule 144 is not available for either a reporting or non-reporting shell company, as defined under Rule 405 of the Securities Act, unless our company: has ceased to be a shell company; is subject to the Exchange Act reporting obligations; has filed all required Exchange Act reports during the preceding twelve months; and at least one year has elapsed from the time the company filed with the SEC, current Form 10 type information reflecting its status as an entity that is not a shell company.

Holders

As of September 30, 2020, there were 268 stockholders of record of our common stock.

Dividends

Any decisions regarding dividends will be made by our board of directors. We currently intend to retain and use any future earnings for the development and expansion of our business and do not anticipate paying any cash dividends in the foreseeable future. Our board of directors has complete discretion on whether to pay dividends, subject to the approval of our stockholders. Even if our board of directors decides to pay dividends, the form, frequency and amount will depend upon our future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors that the board of directors may deem relevant.

Securities Authorized for Issuance Under Equity Compensation Plans

We do not have in effect any compensation plans under which our equity securities are authorized for issuance and we do not have any outstanding stock options.

RECENT SALES OF UNREGISTERED SECURITIES

Capital Stock Issued

During July 2019, the Company issued 135,000 (270,000,000 pre reverse split) shares of common stock of which 86,385 shares were issued for repayment of related party debt totaling $17,277 and 48,615 shares were issued for consulting services totaling $9,723 for a total of $27,000. During the year ended April 30, 2020 the Company issued 7,747,000 shares of common stock under employment and consulting agreements. At April 30, 2020, the company had subscription agreements for 30,000 common shares to be issued from cash received of $30,000 and 40,000 shares for cash received from issuance of notes payable.

Authorized Capital Stock Common Stock

The Company is authorized to issue 500,000,000 shares of common stock with a par value of $0.001 per share. As of September 30, 2020, and April 30, 2020, there were 8,104,233 and 8,044,233 shares issued and outstanding.

DESCRIPTION OF SECURITIES

Common Stock

We are authorized to issue up to 500,000,000 shares of common stock, par value of $0.001 per share. Each outstanding share of common stock entitles the holder thereof to one vote per share on all matters. Our bylaws provide that any vacancy occurring in the board of directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the board of directors. Stockholders do not have pre-emptive rights to purchase shares in any future issuance of our common stock.

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The holders of shares of our common stock are entitled to dividends out of funds legally available when and as declared by our board of directors. Our board of directors has never declared a dividend and does not anticipate declaring a dividend in the foreseeable future. Should we decide in the future to pay dividends, as a holding company, our ability to do so and meet other obligations depends upon the receipt of dividends or other payments from our operating subsidiary and other holdings and investments. In the event of our liquidation, dissolution or winding up, holders of our common stock are entitled to receive, ratably, the net assets available to stockholders after payment of all creditors.

All of the issued and outstanding shares of our common stock are duly authorized, validly issued, fully paid and non-assessable. To the extent that additional shares of our common stock are issued, the relative interests of existing stockholders will be diluted.

Preferred Stock

We currently do not have any shares of Preferred Stock Authorized or Issued.

Anti-takeover Effects of Our Articles of Incorporation and By-laws

Our amended and restated articles of incorporation and bylaws contain certain provisions that may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of the Company or changing its board of directors and management. According to our bylaws and articles of incorporation, neither the holders of the Company’s common stock nor the holders of the Company’s preferred stock have cumulative voting rights in the election of our directors. The combination of the present ownership by a few stockholders of a significant portion of the Company’s issued and outstanding common stock and lack of cumulative voting makes it more difficult for other stockholders to replace the Company’s board of directors or for a third party to obtain control of the Company by replacing its board of directors.

Anti-takeover Effects of Nevada Law

Business Combinations

The “business combination” provisions of Sections 78.411 to 78.444, inclusive, of the Nevada Revised Statutes, or NRS, prohibit a Nevada corporation with at least 200 stockholders from engaging in various “combination” transactions with any interested stockholder: for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the transaction is approved by the board of directors prior to the date the interested stockholder obtained such status; or after the expiration of the three-year period, unless:

●	the transaction is approved by the board of directors or a majority of the voting power held by disinterested stockholders, or
●	if the consideration to be paid by the interested stockholder is at least equal to the highest of: (a) the highest price per share paid by the interested stockholder within the three years immediately preceding the date of the announcement of the combination or in the transaction in which it became an interested stockholder, whichever is higher, (b) the market value per share of common stock on the date of announcement of the combination and the date the interested stockholder acquired the shares, whichever is higher, or (c) for holders of preferred stock, the highest liquidation value of the preferred stock, if it is higher.

A “combination” is defined to include mergers or consolidations or any sale, lease exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions, with an “interested stockholder” having: (a) an aggregate market value equal to 5% or more of the aggregate market value of the assets of the corporation, (b) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation, or (c) 10% or more of the earning power or net income of the corporation.

In general, an “interested stockholder” is a person who, together with affiliates and associates, owns (or within three years, did own) 10% or more of a corporation’s voting stock. The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire our company even though such a transaction may offer our stockholders the opportunity to sell their stock at a price above the prevailing market price.

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Control Share Acquisitions

The “control share” provisions of Sections 78.378 to 78.3793, inclusive, of the NRS, which apply only to Nevada corporations with at least 200 stockholders, including at least 100 stockholders of record who are Nevada residents, and which conduct business directly or indirectly in Nevada, prohibit an acquirer, under certain circumstances, from voting its shares of a target corporation’s stock after crossing certain ownership threshold percentages, unless the acquirer obtains approval of the target corporation’s disinterested stockholders. The statute specifies three thresholds: one-fifth or more but less than one-third, one-third but less than a majority, and a majority or more, of the outstanding voting power. Once an acquirer crosses one of the above thresholds, those shares in an offer or acquisition and acquired within 90 days thereof become “control shares” and such control shares are deprived of the right to vote until disinterested stockholders restore the right. These provisions also provide that if control shares are accorded full voting rights and the acquiring person has acquired a majority or more of all voting power, all other stockholders who do not vote in favor of authorizing voting rights to the control shares are entitled to demand payment for the fair value of their shares in accordance with statutory procedures established for dissenters’ rights.

Transfer Agent and Registrar

Our independent stock transfer agent is Globex Transfer, LLC. Their mailing address is 780 Deltona Blvd., Suite 202, Deltona, FL 32725, and the phone number is (813) 344-4490.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 78.138 of the NRS provides that a director or officer will not be individually liable unless it is proven that (i) the director’s or officer’s acts or omissions constituted a breach of his or her fiduciary duties, and (ii) such breach involved intentional misconduct, fraud or a knowing violation of the law.

Section 78.7502 of NRS permits a company to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending or completed action, suit or proceeding if the officer or director (i) is not liable pursuant to NRS 78.138 or (ii) acted in good faith and in a manner the officer or director reasonably believed to be in or not opposed to the best interests of the corporation and, if a criminal action or proceeding, had no reasonable cause to believe the conduct of the officer or director was unlawful.

Section 78.751 of NRS permits a Nevada company to indemnify its officers and directors against expenses incurred by them in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of final disposition thereof, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the company. Section 78.751 of NRS further permits the company to grant its directors and officers additional rights of indemnification under its articles of incorporation or bylaws or otherwise.

Section 78.752 of NRS provides that a Nevada company may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the company has the authority to indemnify him against such liability and expenses.

Our Articles of Incorporation provide that no director or officer of the Company will be personally liable to the Company or any of its stockholders for damages for breach of fiduciary duty as a director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of NRS. In addition, our bylaws permit for the indemnification and insurance provisions in Chapter 78 of the NRS.

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Insofar as indemnification by us for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling the company pursuant to provisions of our articles of incorporation and bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding, which may result in a claim for such indemnification.

Further, in the normal course of business, we have in our contracts indemnification clauses, written as either mutual where each party will indemnify, defend, and hold each other harmless against losses arising from a breach of representations or covenants, or out of intellectual property infringement or other claims made against certain parties; or single where we have agreed to hold certain parties harmless against losses etc. We have entered into indemnification agreements with two of our officers and all directors, and our bylaws contain similar indemnification obligations to our agents. Remaining officers will be required to signed indemnification agreements in the near future.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

Item 5.01 – CHANGES IN CONTROL OF REGISTRANT

On October 10, 2019, Mr. Thomas Hemingway, acquired control of Two Hundred Seventy Million (270,000,000) restricted shares of the Company’s issued and outstanding common stock, representing approximately 57% of the Company’s total issued and outstanding common stock, from Algonquin Partners, Inc., in exchange for $140,000 per the terms of a Stock Purchase Agreement (the “Stock Purchase Agreement”) by and between Mr. Hemingway, and Algonquin Partners, Inc..

There are no arrangements or understandings between Mr. Hemingway and Algonquin Partners, Inc. and/or their respective associates with respect to the election of directors or other matters.

The following table sets forth, as of September 28, 2020, the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and dispositive power with respect to such shares of common stock. As of the date of this Current Report, there are 8,104,233 shares of common stock issued and outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership
Directors and Officers:
Thomas Hemingway (CEO, Director)	3,010,000	37%
David P. Noyes (CFO)	750,000	9%
Michael Krall (President, COO, Director)	2,550,000	32%
Jeffrey Donnell (EVP Operations, Director)	800,000	10%
Robert Orbach (Director)	500,000	6%
All executive officers and directors as a group (5 persons)	7,610,000	94%

41

(1) Mr. Thomas Hemingway acquired these shares on October 10, 2019, in a private transaction from Algonquin Partners, Inc., who is controlled by Joseph Arcaro, our former sole officer and directors.

Other than the shareholders listed above, we know of no other person who is the beneficial owner of more than five percent (5%) of our common stock.

There are no arrangements known to the company, the operation of which may, at a subsequent date, result in a change in control of the company.

Item 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 10, 2019, Mr. Joseph Arcaro resigned from all positions with the Company, including as President, Chief Executive Officer, Treasurer, Chief Financial Officer, Secretary and as a Director, The resignation of Mr. Arcaro was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On October 10, 2019, the following persons were appointed as the Company’s Officers and Directors:

Mike Krall	President
Thomas Hemingway	Chief Executive Officer
David Noyes	Chief Financial Officer
Mike Krall	Chief Operating Officer
Thomas Hemingway	Treasurer
Thomas Hemingway	Secretary

Thomas Hemingway	Director/Chairman of the Board
Mike Krall	Director
Jeff Donnell	Director and EVP Operations
Robert Orbach	Independent Director

 Effective June 1, 2020

Pam Daily	Chief Marketing Officer

The Following sets forth the biographical information for the Company’s Officers and Directors:

Thomas Hemingway, Age 64: Chairman and CEO, Currently, Chairman and President of Redwood Investment Group (1996 to current), and Pillar Marketing Group, Inc. (April 2011 to current) Previously, the Founder, Chief Executive Officer and Chairman of Oxford Media (2004 to 2006) and Chief Executive Officer and Chairman MetroConnect (2007 to 2009). Mr. Hemingway has also served as CEO and Chairman of Esynch Corporation and Chairman and CEO of Intermark Corporation, a software developer and publisher in the entertainment markets. Prior, Mr. Hemingway was President and CEO of Omni Advanced Technologies and Intellinet Information Systems. In addition, Mr. Hemingway has been a consultant and or board member to several NASDAQ and privately held companies. Bachelor of Sciences, Political Science, SUNY Albany.

Michael Krall, Age 67: President, COO and Board Member of BioQuest Corporation since October 2019 to current. Mr. Krall was the founder of PURE Bioscience, Inc. Where he has held the positions of President, CEO and Chairman of the Board from 1998 to 2014. From 2015 to present, Mr. Krall has advised companies on biotech products and processes. Additionally, he is an inventor and co-inventor of dozens of domestic and international patented biotech products. Mr. Krall brings a wealth of knowledge of the biotech, manufacturing and securities industries including leadership ability, dedication and commitment to excellence which makes him well suited to this highly regulated industry.

Jeffery Donnell, Age 69: CBDO (Chief Business Development Officer, Board Member) since October 2019 Mr. Donnell has served in senior level positions for private and public companies over the past 40 years including COO of Enviroguard Sciences, LLC, (2003 to 2007) a distribution company for bio-chemical products throughout the United States. Executive Vice President of Business Development for Pure Bioscience, (2007 to 2013) a public company responsible for the production and distribution of biochemical products nationally and internationally. From 2015 to current Mr. Donnell has been providing advisory services to companies on a part-time basis. Established and expanded business relations with Fortune 500 companies including Cardinal Health, CareFusion and Brenntag.

42

David Noyes, Age 77: CFO - recently, Fort Worth based EnviroSolar Power, a green energy solutions provider to the home energy marketplace since March 2014. Previously he was CFO for KOR Company, Inc. a commercial fire and security company from November 2012 until March 2014. Previously he was Managing Director of Monarch Capital Resources, Inc., a business-consulting firm. He is co-founder and EVP for Tech Energy Services, Inc. a green energy technology firm. He has been CFO of five publicly traded companies, most recently NextPhase Wireless, Inc. from February 2007 through March 2008; Oxford Media, Inc. from August 2004 through February 2007; Local.com from January 2001 through January 2003 and Mergence Corporation from September 1999 through November 2000. He was Chief Executive Officer and Chief Financial Officer and Director of Ortho Mattress from 1996 through 1997; President, Chief Financial Officer and Director of California Software Products, Inc. in 1996 and Director and Chief Financial Officer of Griswold Industries in 1994 and 1995. Previously he was President, Director and Chief Executive Officer of Structural Coatings, Inc. and Executive Vice President, Chief Executive Officer, Chief Operating Officer and Chief Financial Officer of General Power Systems, Power Paragon and Scientific Drilling International. He was a senior Manager with Ernst and Young, is a Certified Public Accountant and has an MBA from the Anderson School of Management at UCLA. He has served on several Boards of Directors and has extensive SEC experience and has raised in excess of $500 million.

Robert Orbach, Age 66: Director, BioQuest Corporation, since October 2019, is a seasoned, accomplished entrepreneur with talent for recognizing emerging trends since 1992 and a proven track record for building strategic partnerships. Mr. Orbach has been providing advisory services on a part time basis to companies from 2015 to present. Bobby has over 30 years’ experience in retail, finance, IP and building emerging technology companies. Mr. Orbach was one of the founders of 47th Street Computers and electronics, a large retailer in the late 80’s and 90’s. He advised countless technology companies and managed successful business deals. Bobby has served as a director and board member of many public and private sector companies. Bobby has been a broker and advisor in the IP monetization business and has successfully sold and brokered over 60 technology patent portfolios. He was awarded Excellence and Quality service award from Intellectual Ventures in 2012. Throughout his career, Bobby has aligned his business interests with his personal values - nurturing human potential and promoting people relations as well as supporting philanthropic causes. Mr. Orbach is an advisor and on the board of several charities and nonprofit community organizations.

Effective June 1, 2020

Pamela A Daily, Age 69: Chief Marketing Officer Pam is one of the founders of the infomercial direct marketing industry. She has been instrumental in the rapid financial and physical growth of multiple fortune 500 companies. Over the past thirty years, Pamela has held Executive positions with companies such as Media Arts International, National Media Corporation, Reliant Interactive, Achievement Dynamics (Verbal Advantage), Vision Direct Marketing, Aftermarket Company, Global Efficient Energy, Majic Beauty Inc. and many others. In all of these entities, Pam’s executive duties resulted in record increases in revenues. Previous to Daily’s Executive Management and Marketing career, she held Sales and Marketing positions in the field of corporate advertising with AT&T, Gannett Corporation and NBC.

Family Relationships

The current Officers and Directors do not have a family relationship with any of the current officers or directors of the Company.

Related Party Transactions

There are no related party transactions with regard to the Officer and Director appointments reportable under Item 404(a) of Regulation S-K.

Compensatory Arrangements

None.

43

ITEM 5.06

CHANGE IN SHELL COMPANY STATUS

As a result of the consummation of the Change Of Control in Item 5.01 and the additions of business operations described in this Current Report on Form 8-K, we believe that we are no longer a “shell company,” as that term is defined in Rule 405 under the Securities Act and Rule 12b-2 under the Exchange Act.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

Filed herewith are:

●	Audited financial statements of BioQuest Corp. for the Years Ended April 30, 2020 and 2019 and unaudited condensed financial statements for the Three Months Ended July 31,2020 and 2019

(d) Exhibits

Exhibit Number	Description of Exhibit	Filing
3.1	Amended Articles of Incorporation and Amendments Thereto	Filed with the SEC on February 11, 2020 as part of our Form 1-A.
3.2	Bylaws	Filed with the SEC on February 11, 2020 as part of our Form 1-A.
10.01	Employment Agreement by and between the Company and Thomas Hemingway, dated November 1, 2019	Filed with the SEC on March 24, 2020 as part of our Form 1-A.
10.02	Employment Agreement by and between the Company and Michael Krall, dated November 1, 2019	Filed with the SEC on March 24, 2020 as part of our Form 1-A.
10.03	Employment Agreement by and between the Company and David P. Noyes, dated November 1, 2019	Filed with the SEC on March 24, 2020 as part of our Form 1-A.
10.04	Employment Agreement by and between the Company and Jeffrey Donnell, dated November 1, 2019	Filed with the SEC on March 24, 2020 as part of our Form 1-A.

44

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2020

BioQuest Corp.

/s/ Thomas Hemingway	October 14, 2020
Thomas Hemingway, CEO, Principal Executive Officer, Director	Date

/s/ Michael Krall	October 14, 2020
Michael Krall, President, Director	Date

/s/ David Noyes	October 14, 2020
David Noyes, CFO, Principal Accounting Officer	Date

/s/ Jeffery Donnell	October 14, 2020
Jeffery Donnell, Director	Date

/s/ Robert Orbach	October 14, 2020
Robert Orbach, Director	Date

45

BIOQUEST CORP.

TABLE OF CONTENTS

FOR THE YEARS ENDED

APRIL 30, 2020 and 2019

46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Stockholders of BioQuest Corp.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of BioqQuest Corp. (the Company) as of April 30, 2020 and 2019, and the related statements of operations, stockholders’ deficit, and cash flows for each of the years in the two-year period ended April 30, 2020, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of April 30, 2020 and 2019, and the results of its operations and its cash flows for each of the years in the two-year period ended April 30, 2020, in conformity with accounting principles generally accepted in the United States of America.

Consideration of the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has incurred losses since inception, has negative cash flows from operations, and has negative working capital. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Haynie & Company

Salt Lake City, Utah

September 25, 2020

We have served as the Company’s auditor since 2020

F-1

Bioquest Corp.
Balance Sheets

	April 30, 2020	April 30, 2019

Assets
Current Assets
Cash	$166	$-
Total Current Assets	166	-

Total Assets	$166	$-

Liabilities and Stockholders’ Deficit
Current Liabilities
Accounts Payable and Accrued Liabilities	$98,745	$8,820
Total Current Liabilities	98,745	8,820

Long-Term Liabilities
Notes Payable	40,000
Total Liabilities	138,745	8,820

Commitments and Contingencies	-	-

Stockholders’ Deficit
Common Stock, $.001 Par Value 500,000,000 Authorized; 8,044,233 and 102,233 Issued and Outstanding at April 30, 2020 and 2019 respectively	8,044	102
Stock Payable	50,000	-
Additional-Paid-in-Capital	7,323,285	7,151,957
Accumulated Deficit	(7,519,908)	(7,160,879)
Total Stockholders’ Deficit	(138,579)	(8,820)
Total Liabilities and Stockholders’ Deficit	$166	$-

The accompanying notes are an integral part of these audited financial statements

F-2

Bioquest Corp.
Statement of Operations

	For the Year Ended	For the Year Ended
	April 30, 2020	April 30, 2019

Revenues	$-	$-

Operating Expenses
Compensation	164,000	-
Stock Compensation Expense	117,270	-
Professional Fees	51,187	-
General and Administrative Expenses	24,097	2,175
Total Operating Expenses	356,554	2,175
Operating Loss	(356,554)
Interest Expense	2,475	-
Net Loss	$(359,029)	$(2,175)

Basic and Fully Dilutive Loss per Share	$(0.09)	$(0.02)

Weighted Average Common Shares - Basic and Fully Diluted	4,104,900	102,233

The accompanying notes are an integral part of these audited financial statements

F-3

Bioquest Corp.
Statement of Changes in Stockholders’ Deficit
For the Years Ended April 30, 2020 and 2019

		Par		Additional
	Common Shares	Value $.001	Stock Payable	Paid-In Capital	Accumulated Deficit	Stockholders’ Deficit

Balance April 30, 2018	204,254,585	$204,255		$6,947,804	$(7,158,704)	$(6,645)

Reverse Spilt October 2019, 2000:1	(204,152,352)	(204,153)		204,153	-	-
Adjusted Balance April 30, 2018	102,233	102		7,151,957	(7,158,704)	(6,645)
Net Loss or Year Ended April 30, 2019					(2,175)	(2,175)
Balance April 30, 2019	102,233	102		7,151,957	(7,160,879)	(8,820)
Shares Issued for Settlement of debt	135,000	135		26,865		27,000
Shares Issued for Employment and Consulting Services	7,747,000	7,747		89,523		97,270
Shares Issued for Cash	60,000	60		54,940		55,000
Shares Issuable for Cash			30,000			30,000
Shares Issuable in connection with Notes Payable			20,000			20,000
Net Loss					(359,029)	(359,029)
Balance April 30, 2020	8,044,233	8,044	50,000	7,323,285	(7,519,908)	$(138,579)

The accompanying notes are an integral part of these audited financial statements

F-4

Bioquest Corp.
Statements of Cash Flows

	For the Year Ended	For the Year Ended
	April 30, 2020	April 30, 2019

Cash Flows from Operating Activities
Net Loss	$(359,029)	$(2,175)
Adjustments to reconcile net loss to net cash used in operating activities.
Stock Based Compensation	117,270	-
Increase (Decrease) in Accounts Payable and Accrued Liabilities	116,925	2,175
		-
Net Cash Used from Operating Activities	(124,834)	-

Cash Flows from Investing Activities	-	-

Cash from Financing Activities
Sale of Common Stock for Cash	55,000	-
Stock Subscriptions Payable for Cash	30,000	-
Issuance of Notes Payable	40,000	-
Net Cash Provided in Financing Activities	125,000	-

Net Increase in Cash	166	-
Beginning Cash	-	-
Ending Cash	$166	$-

Supplemental Information
Non-Cash Items:
Shares Issued for Extinguishment of Accounts Payable	$27,000

The accompanying notes are an integral part of these audited financial statements

F-5

BIOQUEST CORP.

NOTES TO THE FINANCIAL STATEMENTS

For the Years Ended April 30, 2020 and 2019

NOTE 1 - ORGANIZATION AND OPERATIONS

Bioquest Corp.(the “Company”) was originally incorporated in the State of Nevada on May 17, 2011 as Renaissance Films Inc. On September 26, 2011, the Company changed its name to Sedition Films Inc. and on May 1, 2014, the Company changed its name to Select-TV Solutions, Inc. The Company was organized for the purpose of producing documentary films. On October 10, 2019, there was a change in control of the Company with the purchase of 270,000,000 of the Company’s Common stock and on that date the Company changed its name to Bioquest Corp. On October 12, 2019, the Company elected a new Board of Directors and approved a 2,000 to 1 Reverse Stock Split resulting in the reduction of the outstanding shares of the Company’s Common Stock from 454,254,585 shares to 237,233 shares of Common Stock. All common shares and per common share data in these financial statements and related notes hereto have been retroactively adjusted to account for the effect of the reverse stock split for all periods presented. The total number of authorized common shares and the par value thereof were not changed by the reverse stock split.

The Company markets, packages and distributes Hemp-CBD based products and Pharmaceutical based and Government approved products. Our mission is to Create High End, Unique Content and aggregate all relevant CBD content in the Nutraceutical and Pharmaceutical markets. Bioquest Corp. is positioned to generate revenue by acquiring established companies who have a current presence in the nutraceutical cannabis industry and bring new products to the market generating immediate revenues, created and marketed by Bioquest Corp.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Management further acknowledges that it is solely responsible for adopting sound accounting practices, establishing and maintaining a system of internal accounting control and preventing and detecting fraud. The Company’s system of internal accounting control is designed to assure, among other items, that 1) recorded transactions are valid; 2) valid transactions are recorded; and 3) transactions are recorded in the proper period in a timely manner to produce financial statements which present fairly the financial condition, results of operations and cash flows of the Company for the respective periods being presented.

Income Taxes

The Company follows FASB ASC Subtopic 740, Income Taxes, for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled.

F-6

Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Stock-based Compensation

The Company follows FASB ASC Subtopic 718, Stock Compensation, for accounting for stock-based compensation. The guidance requires that new, modified and unvested share-based payment transactions with employees, such as grants of stock options and restricted stock, be recognized in the consolidated financial statements based on their fair value at the grant date and recognized as compensation expense over their vesting periods.

Basic Loss Per Share

FASB ASC Subtopic 260, Earnings Per Share, provides for the calculation of “Basic” and “Diluted” earnings per share. Basic earnings per share is computed by dividing net loss available to common shareholders by the weighted average number of common shares outstanding for the period. All potentially dilutive securities including stock options and stock payable have been excluded from the computations since they would be antidilutive. However, these dilutive securities could potentially dilute earnings per share in the future.

Cash and Cash Equivalents

Cash equivalents consist of highly liquid investments with maturities of three months or less when purchased. Cash and cash equivalents are on deposit with financial institutions without any restrictions. At April 30, 2020, cash equivalents amounted to $166.

NOTE 3 – GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.

As reflected in the accompanying financial statements, the Company had a Stockholders’ Deficit at April 30, 2020 of $138,579 as its liabilities exceeded its assets. These factors among others raise substantial doubt about the Company’s ability to continue as a going concern.

Bioquest, Corp. markets, packages and distributes Hemp-CBD based products and Pharmaceutical based and Government approved products. Our mission is to create high end unique content and aggregate all relevant CBD content in the Nutraceutical and Pharmaceutical markets including Medical Grade Products and Immune Health Products CBD. Bioquest Corp. is positioned to generate revenue by acquiring established company and bringing new products to the market, generating immediate revenues. The Company is implementing and marketing to the business-to-business and internet-based E-Commerce to the consumers’ market. The Company is implementing this plan to achieve profitable and sustainable operations.

The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

F-7

NOTE 4 – RELATED PARTY TRANSACTIONS

During the year ended April 30, 2020, the Company issued to its previous CEO 135,000 common shares (270,000,000 pre reverse split) for repayment of related party debt incurred in payment of the Company’s expenses of $27,000. During October 2019, Tom Hemingway the Company’s new CEO purchased these 135,000 shares creating a change in control of the Company.

During the year ended April 30, 2020, the Company issued 7,475,000 to its officers and directors under employment and consulting agreements. The agreements dated November 1, 2019 were for a five-year term with a five-year renewal options with compensation to begin April 1, 2020 with a one-time adjustment on August 1, 2020 and annual minimum increases. Under the employment agreements the Company issued 6,975,000 common shares valued at $.01 per share’ The consulting agreement with a director provided for the issuance of 500,000 common shares valued at $.01 per share. At April 30, 2020, there was $65,000 due to officers and shareholders under the employment and consulting agreements. At April 30, 2020 and 2019 there were $9,689 and $8,820 due to officers and shareholders for expense reimbursements.

NOTE 5 – NOTES PAYABLE

The Company issued notes payable in the amount of $40,000 due in two years with interest at 6% and convertible in common shares at $1.00 per share. In addition, the Company has recorded stock payable for 40,000 shares with stock compensation expense of $20,000. The notes are due in the year ended April 30, 2022.

NOTE 6 – STOCKHOLDERS’ DEFICIT

Capital Stock Issued

During July 2019, the Company issued 135,000 (270,000,000 pre reverse split) shares of common stock of which 86,385 shares were issued for repayment of related party debt totaling $17,277 and 48,615 shares were issued for consulting services totaling $9,723 for a total of $27,000. During the year ended April 30, 2020 the Company issued 7,747,000 shares of common stock under employment and consulting agreements. At April 30, 2020, the company had subscription agreements for 30,000 common shares to be issued from cash received of $30,000 and 40,000 shares for cash received from issuance of notes payable.

Authorized Capital Stock Common Stock

The Company is authorized to issue 500,000,000 shares of common stock with a par value of $0.001 per share. As of April 30, 2020, and 2019, there were 8,044,233 shares and 102,233 shares (after taking the 2000 – 1 reverse split into account) issued and outstanding.

F-8

Note 7-INCOME TAXES

The components of the provision for income taxes are as follows:

	Year Ended	Year Ended
	April 30, 2020	April 30, 2019
Current:
Federal	$-	$-
State	-	-
Foreign	-	-
	-	-
Deferred:
Federal	(75,396)	-
State	-	-
	(75,396)	-
Valuation allowance	75,396	-
Total provision for income taxes	$-	$-

Deferred tax assets (liabilities) consist of the following:

	2020	2019
Net Operating Loss for the years	$(359,029)	$(2,175)
Net Operating Loss Carryforwards	-	-
Gross Deferred Tax Assets	(359,029)	(2,175)
Valuation Allowance	359,029	2,175
Net Deferred Tax Assets	$-	$-

NOTE 8– SUBSEQUENT EVENTS

The Company issued 60,000 shares of unrestricted common stock for cash of $120,000 through the use of its Qualified Regulation A Offering.

We evaluated subsequent events after the balance sheet date through the date the financial statements were issued. We did not identify any additional material events or transactions occurring during this subsequent event reporting period that required further recognition or disclosure in these financial statements.

F-9

BIOQUEST CORP.

TABLE OF CONTENTS

(UNAUDITED)

Quarter Ended July 31, 2020

F-10

Bioquest Corp.

Condensed Balance Sheets

(Unaudited)

	July 31, 2020	April 30, 2020

Assets
Current Assets
Cash	$2,642	$166
Total Current Assets	2,642	166

Total Assets	$2,642	$166

Liabilities and Stockholders’ Deficit
Current Liabilities
Accounts Payable and Accrued Liabilities	$323,451	$98,745
Total Current Liabilities	323,451	98,745

Long-Term Liabilities
Notes Payable	40,000	40,000
Total Liabilities	363,451	138,745

Stockholders’ Deficit
Common Stock, $.001 Par Value 500,000,000 Authorized; 8,094,233 and 8,044,233 Issued and Outstanding Respectively	8,094	8,044
Stock Payable	50,000	50,000
Additional-Paid-in-Capital	7,423,235	7,323,285
Accumulated Deficit	(7,842,138)	(7,519,908)
Total Stockholders’ Deficit	(360,809)	(138,579)
Total Liabilities and Stockholders’ Deficit	$2,642	$166

The accompanying notes are an integral part of these unaudited financial statements

F-11

Bioquest Corp.

Condensed Statements of Operations

(Unaudited)

	Three Months Ended	Three Months Ended
	July 31,2020	July 31,2019

Revenues	$-	$-

Operating Expenses
Compensation	256,000	-
Professional Fees	26,031	18,180
General and Administrative Expenses	39,599	-
Total Operating Expenses	321,630	18,180
Operating Loss	(321,630)	(18,180)
Interest Expense	600	-
Net Loss	$(322,230)	$(18,180)

Basic and Fully Dilutive Loss per Share	$(0.04)	$(0.13)

Weighted Average Common Shares - Basic and Fully Diluted	8,056,733	135,983

The accompanying notes are an integral part of these unaudited financial statement

F-12

Bioquest Corp.

Condensed Statement of Changes in Stockholders’ Deficit

For the Three Months Ended July 31, 2020 and 2019

(Unaudited)

	Common	Par Value	Stock	Additional Paid-In	Accumulated	Stockholders’
	Shares	$.001	Payable	Capital	Deficit	Deficit

Balance April 30, 2020	8,044,233	$8,044	$50,000	$7,323,285	$(7,519,908)	$(138,579)
Net Loss for the Months Ended July 31, 2020	-	-	-	-	(322,230)	(322,230)
Shares Issued for Cash	50,000	50	-	99,950	-	100,000
Balance July 31, 2020	8,094,233	$8,094	$50,000	7,423,235	$(7,842,138)	$(360,809)

Balance April 30, 2019	102,233	$102	$-	$7,151,957	$(7,160,879)	$(8,820)
Net Loss for the Three Months Ended July 31, 2019					(18,180)	(18,180)
Shares Issued for Settlement of debt	135,000	135	-	26,865		27,000
Balance July 31, 2019	237,233	$237	$-	$7,178,822	$(7,179,059)	$-

The accompanying notes are an integral part of these unaudited financial statement

F-13

Bioquest Corp.

Condensed Statements of Cash Flows

(Unaudited)

	Three Months Ended	Three Months Ended
	July 31, 2020	July 31, 2019

Cash Flows from Operating Activities
Net Loss	$(322,230)	$(18,180)
Adjustments to reconcile net loss to net cash used in operating activities
Increase (Decrease) in Accounts Payable	224,706	18,180
Net Cash Used from Operating Activities	(97,524)	-

Cash from Investing Activities	-	-

Cash from Financing Activities
Sale of Common Stock for Cash	100,000	-
Net Cash Provided from Financing Activities	100,000	-
Net Increase in Cash	2,476	-
Beginning Cash	166	-
Ending Cash	$2,642	$-

Supplemental Information
Non-Cash Items:
Shares Issued for Extinguishment of Accounts Payable		$27,000

The accompanying notes are an integral part of these unaudited financial statements

F-14

BIOQUEST CORP.

NOTES TO THE CONDENSED FINANCIAL STATEMENTS

July 31, 2020

(Unaudited)

NOTE 1 - ORGANIZATION AND OPERATIONS

Bioquest Corp. (the “Company”) was originally incorporated in the State of Nevada on May 17, 2011 as Renaissance Films Inc. On September 26, 2011, the Company changed its name to Sedition Films Inc. and on May 1, 2014, the Company changed its name to Select-TV Solutions, Inc. The Company was organized for the purpose of producing documentary films. On October 10, 2019, there was a change in control of the Company with the purchase of 270,000,000 of the Company’s Common stock and on that date the Company changed its name to Bioquest Corp. On October 12, 2019 the Company elected a new Board of Directors and approved a 2,000 to 1 Reverse Stock Split resulting in the reduction of the outstanding shares of the Company’s Common Stock from 454,254,585 shares to 237,233 shares of Common Stock. All common shares and per common share data in these financial statements and related notes hereto have been retroactively adjusted to account for the effect of the reverse stock split for all periods presented. The total number of authorized common shares and the par value thereof were not changed by the reverse stock split.

The Company markets, packages and distributes Hemp-CBD based products and Pharmaceutical based and Government approved products. Our mission is to Create High End, Unique Content and aggregate all relevant CBD content in the Nutraceutical and Pharmaceutical markets. Bioquest Corp. is positioned to generate revenue by acquiring established companies who have a current presence in the nutraceutical cannabis industry and bring new products to the market generating immediate revenues, created and marketed by Bioquest Corp.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying condensed financial statements are unaudited. These financial statements and notes should be read in conjunction with the audited financial statements and related notes for the years ended April 2020 and 2019 contained in herein

The accompanying interim condensed financial statements are unaudited and have been prepared in accordance with accounting principles generally accepted in the United States for interim periods. Accordingly, certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles in the United States have been condensed or omitted pursuant to such rules. In the opinion of management, the unaudited condensed financial statements and notes have been prepared on the same basis as the audited financial statements for the year ended April 30, 2020 and include all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of the Company’s financial position at July 31, 2020 and statements of operations and cash flows for the three months ended July 31, 2020 and 2019. These interim periods are not necessarily indicative of the results to be expected for any other interim period or the full year. The accompanying condensed financial statements reflect the application of certain significant accounting policies as described below and elsewhere in these notes to the condensed financial statements. As of July 31, 2020, the Company’s significant accounting policies and estimates, which are detailed in the Company’s audited financial statements for the year ended April 30, 2020, have not changed.

F-15

Income Taxes

The Company follows FASB ASC Subtopic 740, Income Taxes, for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled.

Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Stock-based Compensation

The Company follows FASB ASC Subtopic 718, Stock Compensation, for accounting for stock-based compensation. The guidance requires that new, modified and unvested share-based payment transactions, such as grants of stock options and restricted stock, be recognized in the consolidated financial statements based on their fair value at the grant date and recognized as compensation expense over their vesting periods.

Basic Loss Per Share

FASB ASC Subtopic 260, Earnings Per Share, provides for the calculation of “Basic” and “Diluted” earnings per share. Basic earnings per share is computed by dividing net loss available to common shareholders by the weighted average number of common shares outstanding for the period. All potentially dilutive securities including stock options and stock payable have been excluded from the computations since they would be antidilutive. However, these dilutive securities could potentially dilute earnings per share in the future. The number of potentially dilutive shares were 110,000 shares at July 31, 2020 and -0- shares at July 31, 2019.

Cash and Cash Equivalents

Cash equivalents consist of highly liquid investments with maturities of three months or less when purchased. Cash and cash equivalents are on deposit with financial institutions without any restrictions. At July 31, 2020, cash equivalents amounted to $2,642.

NOTE 3 – GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.

As reflected in the accompanying financial statements, the Company had an accumulated deficit at July 31, 2020 of$7,842,138 and its liabilities exceeded its assets by $360,809 These factors among others raise substantial doubt about the Company’s ability to continue as a going concern.

F-16

Bioquest, Corp. markets, packages and distributes Hemp-CBD based products and Pharmaceutical based and Government approved products. Our mission is to create high end unique content and aggregate all relevant CBD content in the Nutraceutical and Pharmaceutical markets including Medical Grade Products and Immune Health Products CBD. Bioquest Corp. is positioned to generate revenue by acquiring established company and bringing new products to the market, generating immediate revenues. The Company is implementing and marketing to the business-to-business and internet-based E-Commerce to the consumers market. The Company is implementing this plan to achieve profitable and sustainable operations.

The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 4 – RELATED PARTY TRANSACTIONS

During the year ended April 30, 2020, the Company issued to its previous CEO 135,000 common shares (270,000,000 pre reverse split) for repayment of related party debt incurred in payment of the Company’s expenses of $27,000. During October 2019, Tom Hemingway the Company’s new CEO purchased these 135,000 shares creating a change in control of the Company.

During the quarter ended July 31, 2019, Joseph Arcaro, the Company’s Chief Executive Officer, paid expenses on behalf of the company totaling $18,180. These were expenses to revive the Company’s operations. During the quarter ended July 31, 2019, the Company issued 135,000 shares common shares for repayment of these expenses and related party debt totaling $8,820.

During the year ended April 30, 2020, the Company issued 7,475,000 to its officers and directors under employment and consulting agreements. The agreements dated November 1, 2019 were for a five-year term with a five-year renewal options with compensation to begin April 1, 2020 with a one-time adjustment on August 1, 2020 and annual minimum increases. Under the employment agreements the Company issued 6,975,000 common shares valued at $.01 per share’ The consulting agreement with a director provided for the issuance of 500,000 common shares valued at $.01 per share. At July 31, 2020 and April 30, 2020 there was $255,000 and $65,000 due to officers shareholders under the employment and consulting agreements. At July 31, 2020 and April 30, 2020 there was $4,937 and $9,589 due to officers shareholders for expense reimbursements.

NOTE 5 – NOTES PAYABLE

The Company issued notes payable in the amount of $40,000 due in two years from date of issuance, with interest at 6% and convertible in common shares at $1,00 per share. In addition, the Company has recorded stock payable of 40,000 shares with stock compensation expense of $20,000.

NOTE 6 – STOCKHOLDERS’ DEFICIT

Capital Stock Issued

During the quarter ended July 31, 2019, the Company issued 135,000 shares of common stock were issued for repayment of Company debt and expenses. During the year ended April 30, 2020 the Company issued 7,747,000 shares of common stock under employment and consulting agreements. At July 31, 2020 and April 30, 2020, the company had subscription agreements for 30,000 common shares to be issued from cash received of $30,000 and 40,000 shares for cash received from issuance of notes payable at July 31, 2020 and April 30, 2020.

F-17

Authorized Capital Stock Common Stock

The Company is authorized to issue 500,000,000 shares of common stock with a par value of $0.001 per share. As of July 31, 2020, and April 30, 2020, there were 8,094,233 and 8,044,233 shares issued and outstanding.

Note 7-INCOME TAXES

The components of the provision for income taxes are as follows:

	Three Months Ended	Three Months Ended
	July 31, 2020	July 31,2019
Current:
Federal	$-	$-
State	-	-
Foreign	-	-
	-	-
Deferred:
Federal	(67,668)	-
State	-	-
	(67,668)	-
Valuation allowance	67,668	-
Total provision for income taxes	$-	$-

Deferred tax assets (liabilities) consist of the following:

	2020	2019
Net Operating Loss for the Period	$(322,230)	$(18,180)
Net Operating Loss Carryforwards	(359,029)	-
Gross Deferred Tax Assets	(681,259)	(2,175)
Valuation Allowance	681,259	2,175
Net Deferred Tax Assets	$-	$-

NOTE 8– SUBSEQUENT EVENTS

We evaluated subsequent events after the balance sheet date through the date the financial statements were issued. The Company sold 10,000 shares for $20,000 in August 2020. We did not identify any additional material events or transactions occurring during this subsequent event reporting period that required further recognition or disclosure in these financial statements.

F-18